UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number  811-21910
 Claymore Exchange-Traded Fund Trust 2
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  August 31
Date of reporting period:  September 1, 2015 - August 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
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The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.
•	Investor guides and fund fact sheets.
•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	16

About Shareholders' Fund Expenses	32

Schedule of Investments	33

Statement of Assets and Liabilities	55

Statement of Operations	57

Statements of Changes in Net Assets	59

Financial Highlights	63

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	81

Supplemental Information	82

Approval of Advisory Agreements – Claymore Exchange-Traded Fund Trust 2	86

Trust Information	91

About the Trust Adviser	Back Cover

(Unaudited)	August 31, 2016

DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC and Guggenheim Partners Investment Management, LLC (the "Investment Advisors") are pleased to present the annual shareholder report for several of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the annual fiscal period ended August 31, 2016.
The Investment Advisors are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last six months and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2
September 30, 2016

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	August 31, 2016
Slow and steady economic growth, a cautious U.S. Federal Reserve (the "Fed"), low interest rates, and improving oil market supply-demand fundamentals have created a favorable environment for markets, as of the end of August 2016. Gross domestic product (GDP) growth was soft in the second quarter (1.4 percent was the final reading, reported at the end of September), modestly up from the first quarter's 0.8 percent. But, the headline figures belie underlying strength.
Solid fundamentals in the consumer sector underpin our confidence in the near-term growth outlook, thanks to payroll and labor market gains, and household debt and debt service coverage ratios that are well below pre-crisis peaks. We expect third-quarter GDP to be significantly better than the previous two quarter prints.
Despite this relatively healthy economic backdrop, we expect the Fed to delay its next rate hike until December. September and October can be seasonally weak periods for the market in our view, and policymakers will take time to gauge the implications of Brexit, as well as watch for signs of firmer growth and inflation. Meanwhile, the European Central Bank and Bank of Japan are likely to follow the Bank of England in increasing accommodation, but skepticism abounds about the effectiveness of additional monetary easing and negative rates.
Monetary policy divergence is likely to benefit the U.S. dollar in the near term, which would pose headwinds for the recovery in crude oil prices. Our oil price model calls for a period of seasonal weakness in the second half of 2016 before prices rise to $55 by mid-2017.
As the world's major economies are mired with record low bond yields, practically non-existent inflationary pressure, and lackluster economic growth, it is increasingly difficult for policymakers to simply hope that even lower rates and more quantitative easing alone will reach the desired employment and inflation targets. The current monetary policy regime appears unable to succeed alone, and it may be time for aggressive fiscal policy to be added into the global policy mix.
The market remains awash in liquidity with global central banks at the ready to do more if necessary. The rally in risk assets is likely to continue at least through the third quarter, although not without intermittent volatility.
For the 12 months ended August 31, 2016, the Standard & Poor's 500® ("S&P 500") Index returned 12.55%. The MSCI Europe-Australasia-Far East ("EAFE") Index returned -0.12%. The return of the MSCI Emerging Markets Index was 11.83%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a 5.97% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 9.07%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.23% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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(Unaudited)	August 31, 2016

Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.
The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged portfolio of approximately 423 constituents from 37 countries, including both developed and emerging markets.
The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.
The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The Standard & Poor's Global BMI (Broad Market Index), which comprises the S&P Developed BMI and S&P Emerging BMI, is a comprehensive, rules-based index measuring global stock market performance.
Industry Sectors
 Comments about industry sectors in these Fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2016

YAO Guggenheim China All-Cap ETF
Fund Overview
The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China All-Cap Index (the "Index").
The Index is designed to measure and monitor the performance of the investable universe of publicly traded companies based in mainland China. The Index was created by AlphaShares, LLC ("AlphaShares") and is maintained by Standard & Poor's. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs"), and international depositary receipts ("IDRs") that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 12.51%, which included an increase in market price over the period to $26.23 as of August 31, 2016, from $24.13 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 10.99%, which included an increase in NAV over the period to $26.19 as of August 31, 2016, from $24.42 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned 11.52% and the MSCI China Index returned 8.04% for the same period.
The Fund made an annual income distribution of $0.8734 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the information technology sector contributed the most to the Fund's return, followed by the financials sector. The industrials sector detracted the most from return, followed by the utilities sector.
Positions that contributed the most to the Fund's return included Alibaba Group Holding Ltd. ADR, which operates as a holding company providing internet infrastructure, e-commerce, online financial, and Internet content services through its subsidiaries; Tencent Holdings Ltd., a Chinese Internet service portal; and NetEase, Inc. ADR, a Chinese Internet technology company (5.7%, 6.6%, and 5.7%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included China Life Insurance Company Ltd. Class H, which provides life, accident, and health insurance, as well as reinsurance and fund investment (1.7% of the Fund's long-term investments at period end); JD.com, Inc. ADR, an online direct sales company in China (2.0% of the Fund's long-term investments at period end); and Sihuan Pharmaceutical Holdings Group Ltd., which researches and develops cardiocerebral vascular drugs in China (not held in the portfolio at period end).

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CQQQ Guggenheim China Technology ETF
Fund Overview
The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Technology Index (the "Index").
The Index is designed to measure and monitor the performance of the universe of publicly traded companies that are based in mainland China, Hong Kong, or Macau, are in the Information Technology Sector, as defined by Standard & Poor's Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC ("AlphaShares") and is maintained by Standard & Poor's. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements).
The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.
The Fund will invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs"), and international depositary receipts ("IDRs") that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 35.69%, which included an increase in market price over the period to $39.08 as of August 31, 2016, from $29.31 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 35.19%, which included an increase in NAV over the period to $39.26 as of August 31, 2016, from $29.55 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned 35.75% and the MSCI China Index returned 8.04% for the same period.
The Fund made an annual income distribution of $0.6357 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, almost all of the holdings are in the information technology sector, which had strong positive return for the period.
Positions that contributed the most to the Fund's return included NetEase, Inc. ADR, a Chinese Internet company; Tencent Holdings Ltd., a Chinese Internet service portal; and AAC Technologies Holdings, Inc., which designs, develops and manufactures a broad range of miniaturized components (8.1%, 10.7%, and 5.0%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Lenovo Group Ltd., which, through its subsidiaries, sells and manufactures personal computers and handheld devices; 21Vianet Group, Inc. ADR, which provides carrier-neutral Internet data center services; and ZTE Corp. Class H, which develops and markets switches and other communications equipment (4.0%, 0.7%, and 1.1%, respectively, of the Fund's long-term investments at period end).

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EMRE Guggenheim Emerging Markets Real Estate ETF
Fund Overview
The Guggenheim Emerging Markets Real Estate ETF, NYSE Arca ticker: EMRE (the "Fund") shareholders had their shares liquidated as of September 23, 2016 at closing net asset value. The liquidation proceeds of $23.10 per share were distributed September 26, 2016, and included any accrued capital gains and dividends.
The Fund had sought investment results that corresponded generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares Emerging Markets Real Estate Index (the "Index"). EMRE invested in publicly traded emerging markets real estate securities that seek to benefit from the growth of the real estate industry across nearly two dozen emerging market countries and the income typically generated by real estate investments.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 15.05%, which included an increase in market price over the period to $23.09 on August 31, 2016, from $20.73 on August 31, 2015. On an NAV basis, the Fund generated a total return of 16.24%, which included an increase in NAV over the period to $23.24 on August 31, 2016, from $20.64 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned 17.03%. The FTSE EPRA/NAREIT Global Real Estate Index returned 18.39% for the 12-month period.
The Fund made the following quarterly income distributions for the annual fiscal period ended August 31, 2016:

Payable Date	Amount
September 30, 2015	$0.1886
December 31, 2015	$0.0869
March 31, 2016	$0.0415
June 30, 2016	$0.3650
Total	$0.6820

Performance Attribution
 All the holdings in the Fund are classified in the financials sector, which had a positive return for the 12-month period ended August 31, 2016.
Positions that contributed the most to the Fund's return included SM Prime Holdings, Inc., which develops and owns shopping malls; China Overseas Land & Investment Ltd., which develops and invests in properties and constructs buildings; and Country Garden Holdings Company Ltd., a real estate developer that builds villas, townhouses, and apartments in Mainland China (4.7%, 4.3%, and 2.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Renhe Commercial Holdings Co. Ltd., which develops underground shopping centers in China; China New City Commercial Development Ltd., a commercial property developer, owner, and operator; and Red Star Macalline Group Corp. Ltd., which operates a network of specialist home improvement segment and home furnishing shopping malls across China (0.4%, 0.1%, and 0.6%, respectively, of the Fund's long-term investments at period end).

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TAN Guggenheim Solar ETF

Fund Overview
The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Index").
As of August 31, 2016, the Index is comprised of approximately 26 securities selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC (the "Index Provider"). The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under "Index Methodology") from solar power system sales, distribution, installation, integration, or financing; and companies that specialize in selling electricity derived from solar power.
The Index is generally comprised of equity securities, including American depositary receipts ("ADRs"), and global depositary receipts ("GDRs"), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs, and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of -28.16%, which included a decrease in market price over the period to $20.91 as of August 31, 2016, from $29.57 as of August 31, 2015. On an NAV basis, the Fund generated a total return of -28.59%, which included a decrease in NAV over the period to $20.89 as of August 31, 2016, from $29.72 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned -31.12% and the MSCI World Index returned 6.68% for the same period.
The Fund made an annual income distribution of $0.4902 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 The technology and energy sectors detracted the most from the Fund's return for the 12-month period ended August 31, 2016. The basic materials sector was the only one to contribute to return for the period.
Positions that contributed the most to the Fund's return included Daqo New Energy Corp., which makes polysilicon that is sold to photovoltaic product manufacturers; Trina Solar Ltd. ADR, which manufactures solar-power products including photovoltaic wafers, ingots, cells and modules; and Xinyi Solar Holdings Ltd., a maker of solar glass (3.7%, 7.1%, and 6.5%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included SunEdison, Inc., which manufactures semiconductors and solar energy technology and which filed for bankruptcy in April (not held in the portfolio at period end); SunPower Corp. Class A, which makes solar panels and systems and reported worse-than-expected earnings in August (3.2% of the Fund's long-term investments at period end); and SolarCity Corp., which offers solar power energy services and during the period received a bid from Tesla Motors, Inc. to merge (5.5% of the Fund's long-term investments at period end).

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CGW Guggenheim S&P Global Water Index ETF
Fund Overview
The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Index").
The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. S&P Dow Jones Indices LLC ("S&P"), a division of S&P Global, Inc., generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor's Global Industry Classifications as being associated (in a manner representing a major component of such companies' business) with the global demand for water, including water utilities, infrastructure, equipment, instruments, and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 15.72%, which included an increase in market price over the period to $30.32 as of August 31, 2016, from $26.64 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 15.40%, which included an increase in NAV over the period to $30.27 as of August 31, 2016, from $26.67 as of August 31, 2015. At the end of the period, shares of the Fund at NAV were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned 15.65%, the MSCI World Index returned 6.68%, and the Dow Jones Global Utilities Index returned 12.62% for the same period.
The Fund made an annual income distribution of $0.4542 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the industrials sector contributed the most to return, followed by the utilities sector. The materials sector was the only one to detract from return.
Positions that contributed the most to the Fund's return included American Water Works Co., Inc., which provides drinking water, wastewater, and other water-related services in multiple U.S. states and Ontario, Canada; Geberit AG, a multinational group specializing in manufacturing and supplying sanitary parts and related systems; and Xylem, Inc., an American water-technology provider (7.3%, 8.9%, and 4.9%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Arcadis NV, a global design, engineering and management consulting company based in Amsterdam; Suez, a French water company; and Israel Chemicals Ltd., a chemical producer that is 14%-owned by PotashCorp. (0.5%, 3.0%, and 1.2%, respectively, of the Fund's long-term investments at period end).

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GHII Guggenheim S&P High Income Infrastructure ETF
Fund Overview
The Guggenheim S&P High Income Infrastructure ETF, NYSE Arca ticker: GHII (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the S&P High Income Infrastructure Index (the "Index"). The Fund, using a "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Index.
The Index is designed to measure and monitor the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Index constituents must meet size, listing, and liquidity requirements and also be part of the S&P Global BMI Index, which is a rules-based index that measures global stock market performance.
The Fund will invest at least 80% of its total assets in common stocks, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs"), and international depositary receipts ("IDRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index).
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 23.95%, which included an increase in market price over the period to $26.48 on August 31, 2016, from $22.56 on August 31, 2015. On an NAV basis, the Fund generated a total return of 21.35%, which included an increase in NAV over the period to $26.28 on August 31, 2016, from $22.87 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.
For comparison, the Index returned 22.61%, and the S&P Global BMI Index returned 7.99% for the same period. The S&P Global High Income Infrastructure Index returned 9.53%.
The Fund made the following quarterly income distributions for the annual period ended August 31, 2016:

Payable Date	Amount
September 30, 2015	$0.3117
December 31, 2015	$0.2848
March 31, 2016	$0.1774
June 30, 2016	$0.4977
Total	$1.2716

Performance Attribution
 For the annual fiscal period ended August 31, 2016, the energy sector contributed the most to the Fund's performance, followed by the utilities sector. No sector detracted, but the industrials sector contributed least.
Positions that contributed the most to the Fund's return included Targa Resources Corp., a midstream energy corporation (3.4% of the Fund's long-term investments at period end); GasLog Ltd., an international owner, operator, and manager of liquefied natural gas (LNG) carriers (not held in the portfolio at period end); and Williams Companies, Inc., an energy infrastructure company (5.1% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Electricite de France S.A., an electric utility largely owned by the French state (2.8% of the Fund's long-term investments at period end); Hutchison Port Holdings Trust, the first publicly traded container-port business trust, which is affiliated with Hutchison Port Holdings and a subsidiary of Hutchison Whampoa Ltd. (not held in the portfolio at period end); and Veresen, Inc., a Calgary-based energy infrastructure company (3.6% of the Fund's long-term investments at period end).

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GTO Guggenheim Total Return Bond ETF
Fund Overview
The Guggenheim Total Return Bond ETF, NYSE Arca ticker: GTO (the "Fund") seeks maximum total return, comprised of income and capital appreciation.
In managing the Fund, Guggenheim Partners Investment Management ("GPIM") uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region, and sector. GPIM also considers macroeconomic outlook and geopolitical issues. GPIM maintains targets with respect to portfolio maturity and duration, which are reviewed continually by various teams, including the portfolio management team. These targets are set based on the interest rate outlook, the macro environment, and can be either absolute or relative to a portfolio's positioning to a benchmark.
The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its assets in fixed income instruments and also include exchange traded funds ("ETFs") and closed-end funds ("CEFs") that invest substantially all of their assets in fixed income instruments. The Fund may invest in short-term instruments such as commercial paper, repurchase agreements, reverse repurchase agreements and short-term investment funds.
The fixed-income instruments in which the Fund invests include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds and other similar instruments, such as Treasury securities, collateralized loan obligations ("CLOs"), mortgage-backed securities ("MBS"), and asset-backed securities ("ABS"), issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities.
The Fund may invest up to 33 1/3% of its total assets in high yield debt securities ("junk bonds"), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that GPIM believes are of comparable below investment grade quality. The Fund may also invest up to 20% of its total assets in participations in, or assignments of, bank loans or corporate loans.
The Fund also may seek certain exposures through derivative transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception of February 10, 2016, through August 31, 2016.
On a market price basis, the Fund generated a total return of 6.43%, which included an increase in market price over the period to $52.60 on August 31, 2016, from $49.97 at inception. On an NAV basis, the Fund generated a total return of 6.29%, which included an increase in NAV over the period to $52.54 on August 31, 2016, from $49.97 at inception. At the end of the period the Fund's shares were trading at a slight market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.79% for the same period.
The Fund made the following monthly distributions for the abbreviated annual fiscal period ended August 31, 2016:

Payable Date	Amount
April 7, 2016	$0.0991
May 6, 2016	$0.1094
June 7, 2016	$0.1189
July 8, 2016	$0.1174
August 5, 2016	$0.1203
Total	$0.5651

Performance Review
 As the Fund launched, many assets were trading at multi-year low valuations after a bout of volatility that followed the U.S. Federal Reserve's December 2015 rate hike, presenting one of the better investment opportunities in the last several years.
The Fund's positive return for the period resulted from the tightening of credit spreads, the Fund's carry, as well as its duration positioning. Positive spread returns stemmed primarily from collateralized loan obligations (CLOs), as well as from non-agency residential mortgage-backed securities (NA RMBS) and investment grade corporate bonds. The Fund continues to maintain less interest rate duration than the benchmark, particularly at the front end of the curve.
The Fund's CLO investments focused on credits from the more highly rated tranches, which by the end of the period had reached post-crisis tights. CLO issuance was weak for the period due to waning demand from foreign investors adversely affected by currency fluctuations, as well as "fast-money" investors still reeling from high volatility at the beginning of 2016. CLO creation was also reduced by limited bank loan supply. Bank loans underperformed other fixed-rate bond markets over the period, although, as anticipated, delivering steady returns with limited volatility.
Residential mortgages provided another source of Fund outperformance. Exposure to NA RMBS benefited from improving housing market conditions, strong borrower credit performance, and favorable market supply dynamics.
U.S. investment grade corporate bonds' attractive yields relative to similarly rated corporate bonds overseas attracted strong demand from foreign as well as domestic investors, supporting robust monthly volumes through most of the period. Investment-grade yields are near all-time lows, but spreads are still wide of the historical ex-recession average. Investment-grade corporate bonds performed strongly with the largest spread moves in energy and metals and mining. Higher commodity prices (particularly oil) have alleviated tail risks globally and attracted buyers of investment-grade credit in the energy and metals and mining sectors.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF
Fund Overview
The Guggenheim U.S. Large Cap Optimized Volatility ETF, NYSE Arca ticker: OVLC (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Guggenheim U.S. Large Cap Optimized Volatility Index (the "Index"). The Index, composed of approximately 120 securities, is designed to capture the benefits of low volatility investing while outperforming these strategies during market rallies. The Index's optimized volatility methodology attempts to have a low volatility exposure much of the time but adopts a higher volatility exposure as market reward-to-risk levels dictate. By utilizing a systematic process to optimize the Index methodology's volatility profile, the Index is designed to provide attractive risk-adjusted returns across a market cycle.
Index constituents must be constituents of the S&P 500 Index. Accretive Asset Management, LLC (the "Index Provider") is affiliated with Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") and Guggenheim Funds Distributors, LLC (the "Distributor"). The Index Provider selects securities from the constituents of the S&P 500 Index for inclusion in the Index using a proprietary methodology that calculates the reward to risk of each security in the investable universe.
The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period beginning at the Fund's inception of May 10, 2016, through August 31, 2016.
On a market price basis, the Fund generated a total return of 3.98%, which included an increase in market price over the period to $26.14 on August 31, 2016, from $25.14 at inception. On an NAV basis, the Fund generated a total return of 4.22%, which included an increase in NAV over the period to $26.20 on August 31, 2016, from $25.14 at inception. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 4.35%, and the S&P 500 Index returned 6.24% for the abbreviated fiscal period.
Performance Attribution
 For the abbreviated fiscal period ended August 31, 2016, the information technology sector contributed the most to the Fund's return, followed by the consumer staples sector. The consumer discretionary sector was the only sector to detract from the Fund's return.
Positions that contributed the most to the Fund's return included eBay, Inc., an e-commerce company that provides consumer-to-consumer and business-to-consumer sales services; Apple, Inc., a technology company that designs, develops, and sells consumer electronics, computer software, and online services; and Kinder Morgan, Inc., the largest energy infrastructure company in North America specializing in owning and controlling oil and gas pipelines and terminals (1.5%, 3.3%, and 1.4%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Bristol-Myers Squibb Co., a pharmaceutical company (1.3% of the Fund's long-term investments at period end); McDonald's Corp., the world's largest chain of hamburger fast food restaurants (1.5% of the Fund's long-term investments at period end); and Nike, Inc., Class B, which is engaged in the design, development, manufacturing, and worldwide marketing and sales of footwear, apparel, equipment, accessories, and services (not held in the portfolio at period end).

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(Unaudited)	August 31, 2016

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers, Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.
Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.
Foreign Investment Risk. A Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic, or social developments could undermine the value of such Fund's investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Emerging Markets Risk. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Micro-, Small-, and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed, and there may be less available information about the company.
Replication Management Risk. The Funds are not "actively" managed. Therefore, a Fund would not necessarily sell a security because the stock's issuer was in financial trouble unless that stock is removed from such Fund's Index.
Non-Correlation Risk. A Fund's return may not match the return of such Fund's index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
China Investment Risk (YAO and CQQQ). Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.
Guggenheim Emerging Markets Real Estate ETF may not be suitable for all investors. Investments in the real estate industry, including REITS, subjects the Fund to the same risks as direct investments in real estate, which are particularly sensitive to economic downturns. Investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). Investments in Chinese companies may also involve additional risks. Investments in small- or medium-sized

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

(Unaudited)	August 31, 2016
companies may involve greater risk than investing in larger, more established companies. Investments in securities of smaller issuers can be more volatile than that of larger issuers. Investments in micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable and their shares tend to be more volatile and their markets less liquid than companies with larger market capitalizations.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds' portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.
In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in each Fund's Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2016
YAO Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$26.23
Net Asset Value	$26.19
Premium to NAV	0.15%
Net Assets ($000)	$23,574

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/19/09)
Guggenheim China All-Cap ETF
NAV	10.99%	4.66%	3.43%	2.77%
Market	12.51%	4.91%	3.43%	2.79%
AlphaShares
China All
Cap Index	11.52%	4.83%	3.83%	3.29%
MSCI China
Index	8.04%	4.81%	3.80%	2.35%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	34.8%
Communications	28.3%
Technology	6.9%
Energy	6.7%
Consumer, Non-cyclical	6.7%
Consumer, Cyclical	5.9%
Industrial	5.5%
Other	4.6%
Total Common Stocks	99.4%
Securities Lending Collateral	1.8%
Total Investments	101.2%
Other Assets & Liabilities, net	-1.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Tencent Holdings Ltd.	6.6%
Alibaba Group Holding Ltd. ADR	5.7%
NetEase, Inc. ADR	5.7%
China Construction Bank Corp. — Class H	5.4%
China Mobile Ltd.	5.3%
Industrial & Commercial Bank of China Ltd. — Class H	4.7%
Baidu, Inc. ADR	4.1%
Bank of China Ltd. — Class H	3.3%
Ping An Insurance Group Company of China Ltd. — Class H	2.5%
JD.com, Inc. ADR	2.0%
Top Ten Total	45.3%

"Ten Largest Holdings" excludes any temporary cash investments.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
YAO Guggenheim China All-Cap ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CQQQ Guggenheim China Technology ETF

Fund Statistics
Share Price	$39.08
Net Asset Value	$39.26
Discount to NAV	-0.46%
Net Assets ($000)	$45,153

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/08/09)
Guggenheim China Technology ETF
NAV	35.19%	11.23%	10.86%	8.28%
Market	35.69%	11.01%	10.64%	8.20%
AlphaShares
China
Technology
Index	35.75%	10.54%	10.63%	8.18%
MSCI China
Index	8.04%	4.81%	3.80%	1.63%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI China Index is a capitalized-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips, and P chips.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	47.7%
Technology	25.9%
Industrial	14.9%
Energy	5.8%
Basic Materials	2.7%
Consumer, Cyclical	1.9%
Consumer, Non-cyclical	0.8%
Other	0.2%
Total Common Stocks	99.9%
Securities Lending Collateral	11.6%
Total Investments	111.5%
Other Assets & Liabilities, net	-11.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Tencent Holdings Ltd.	10.7%
Alibaba Group Holding Ltd. ADR	10.0%
NetEase, Inc. ADR	8.0%
Baidu, Inc. ADR	7.6%
AAC Technologies Holdings, Inc.	5.0%
SINA Corp.	4.8%
Lenovo Group Ltd.	3.9%
Sunny Optical Technology Group Company Ltd.	3.9%
Semiconductor Manufacturing International Corp.	3.4%
TravelSky Technology Ltd. — Class H	2.2%
Top Ten Total	59.5%

"Ten Largest Holdings" excludes any temporary cash investments.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CQQQ Guggenheim China Technology ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
EMRE Guggenheim Emerging Markets Real Estate ETF

Fund Statistics
Share Price	$23.09
Net Asset Value	$23.24
Discount to NAV	-0.65%
Net Assets ($000)	$2,324

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
		Since
	One	Inception
	Year	(09/29/14)
Guggenheim Emerging Market Real Estate ETF
NAV	16.24%	-0.39%
Market	15.05%	-0.69%
AlphaShares Emerging Markets
Real Estate Index	17.03%	1.20%
FTSE EPRA/NAREIT Global
Real Estate Index	18.39%	9.38%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.99 per share for share price returns or initial net asset value (NAV) of $24.99 per share for NAV returns. Returns for periods of less than one year are not annualized.
FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged portfolio of approximately 423 constituents from 37 countries, including both developed and emerging markets. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Country Diversification	% of Common Stocks
Country
China	36.8%
South Africa	11.9%
Philippines	10.4%
United Arab Emirates	8.2%
Mexico	6.4%
Indonesia	5.5%
Thailand	4.9%
All Other Countries	15.9%
Total Common Stocks	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Emaar Properties PJSC	4.8%
SM Prime Holdings, Inc.	4.7%
China Resources Land Ltd.	4.4%
China Overseas Land & Investment Ltd.	4.3%
Fibra Uno Administracion S.A. de CV	3.2%
Growthpoint Properties Ltd.	3.2%
Ayala Land, Inc.	2.9%
Dalian Wanda Commercial Properties Company Ltd. — Class H	2.9%
Redefine Properties Ltd.	2.9%
Country Garden Holdings Company Ltd.	2.6%
Top Ten Total	35.9%

"Ten Largest Holdings" excludes any temporary cash investments.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

EMRE Guggenheim Emerging Markets Real Estate ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE EPRA/NAREIT Global Real Estate Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged portfolio of approximately 423 constituents from 37 countries, including both developed and emerging markets. It is not possible to invest directly in the FTSE EPRA/NAREIT Global Real Estate Index . Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
TAN Guggenheim Solar ETF

Fund Statistics
Share Price	$20.91
Net Asset Value	$20.89
Premium to NAV	0.10%
Net Assets ($000)	$230,754

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(04/15/08)
Guggenheim Solar ETF
NAV	-28.59%	-7.01%	-13.93%	-23.69%
Market	-28.16%	-6.89%	-13.82%	-23.69%
MAC Global
Solar Energy
Index	-31.12%	-10.24%	-17.17%	-25.22%
MSCI World
Index	6.68%	7.39%	9.51%	4.26%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns. Returns for periods of less than one year are not annualized.
The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.71% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Diversification	% of Common Stocks
Country
Cayman Islands	38.9%
United States	37.8%
Bermuda	4.8%
United Kingdom	4.5%
Switzerland	4.3%
Canada	3.8%
Norway	3.0%
Germany	2.9%
Total Common Stocks	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Trina Solar Ltd. ADR	7.0%
GCL-Poly Energy Holdings Ltd.	6.5%
Xinyi Solar Holdings Ltd.	6.5%
TerraForm Power, Inc. — Class A	6.1%
First Solar, Inc.	5.7%
SolarCity Corp.	5.5%
China Singyes Solar Technologies Holdings Ltd.	4.7%
Atlantica Yield plc	4.5%
8Point3 Energy Partners, LP	4.4%
Meyer Burger Technology AG	4.3%
Top Ten Total	55.2%

"Ten Largest Holdings" excludes any temporary cash investments.
*Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

TAN Guggenheim Solar ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CGW Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$30.32
Net Asset Value	$30.27
Premium to NAV	0.17%
Net Assets ($000)	$432,244

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(05/14/07)
Guggenheim S&P Global Water Index ETF
NAV	15.40%	9.99%	10.57%	4.51%
Market	15.72%	10.08%	10.69%	4.53%
S&P Global
Water Index	15.65%	10.26%	10.94%	5.00%
MSCI World Index	6.68%	7.39%	9.51%	2.97%
Dow Jones World
Utilities Index	12.62%	8.13%	5.35%	-0.70%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Dow Jones Global Utilities Index consists of companies that provide electrical, water, natural gas, and telephone utilities. The index is quoted in USD.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.64% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Diversification	% of Common Stocks
Country
United States	37.1%
United Kingdom	15.6%
Switzerland	9.5%
France	7.2%
Ireland	6.3%
China	4.3%
Japan	2.7%
Other	17.3%
Total Common Stocks	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Geberit AG	8.9%
American Water Works Company, Inc.	7.3%
Pentair plc	6.3%
Xylem, Inc.	4.9%
United Utilities Group plc	4.8%
Veolia Environnement S.A.	4.2%
Severn Trent plc	4.1%
Danaher Corp.	4.0%
IDEX Corp.	3.8%
Suez	3.0%
Top Ten Total	51.3%

"Ten Largest Holdings" excludes any temporary cash investments.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

CGW Guggenheim S&P Global Water Index ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

GHII Guggenheim S&P High Income Infrastructure ETF

Fund Statistics
Share Price	$26.48
Net Asset Value	$26.28
Premium to NAV	0.76%
Net Assets ($000)	$3,943

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016
		Since
	One	Inception
	Year	(02/11/15)
Guggenheim S&P High Income Infrastructure ETF
NAV	21.35%	8.06%
Market	23.95%	8.56%
S&P High Income
Infrastructure Index	22.61%	9.30%
S&P Global BMI Index	7.99%	2.43%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.
The S&P High Income Infrastructure Index is designed to serve as a benchmark for yield-seeking equity investors looking for infrastructure exposure. The index is composed of the 50 highest-dividend-paying companies within the S&P Global BMI that operate in the energy, transportation, and utilities sectors.
The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float adjusted market values of $100 million or more and annual dollar value traded of at least $50 million in all included countries. The S&P Global BMI is made up of the S&P Developed BMI and the S&P Emerging BMI indices.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.45% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Country Diversification	% of Common Stocks
Country
Canada	16.7%
United States	15.7%
Bermuda	12.8%
China	11.6%
Marshall Islands	6.7%
France	5.6%
Spain	5.4%
Other	25.5%
Total Common Stocks	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Williams Companies, Inc.	5.1%
Ship Finance International Ltd.	4.9%
Golar LNG Ltd.	4.8%
DHT Holdings, Inc.	4.2%
Veresen, Inc.	3.6%
Kinder Morgan, Inc.	3.4%
Targa Resources Corp.	3.4%
Nordic American Tankers Ltd.	3.1%
Electricite de France S.A.	2.7%
Gibson Energy, Inc.	2.6%
Top Ten Total	37.8%

"Ten Largest Holdings" excludes any temporary cash investments.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

GHII Guggenheim S&P High Income Infrastructure ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P Global BMI Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float adjusted market values of $100 million or more and annual dollar value traded of at least $50 million in all included countries. The S&P Global BMI is made up of the S&P Developed BMI and the S&P Emerging BMI indices. It is not possible to invest directly in the S&P Global BMI Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF

Fund Statistics
Share Price	$52.60
Net Asset Value	$52.54
Premium to NAV	0.11%
Net Assets ($000)	$21,014

TOTAL RETURN FOR THE PERIOD ENDED AUGUST 31, 2016
Since
Inception
(02/10/16)
(non-annualized)
Guggenheim Total Return Bond ETF
NAV	6.29%
Market	6.43%
Bloomberg Barclays U.S. Aggregate Bond Index	3.79%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $49.97 per share for share price returns or initial net asset value (NAV) of $49.97 per share for NAV returns. Returns for periods of less than one year are not annualized.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the period ended August 31, 2016, the Fund's total net expense ratio was 0.49% due to voluntary expense waivers.

Portfolio Breakdown	% of Net Assets
Collateralized Mortgage Obligations	30.2%
Corporate Bonds	24.9%
Asset Backed Securities	12.2%
Municipal Bonds	5.9%
U.S. Government Securities	5.8%
Senior Floating Rate Interests	5.1%
Repurchase Agreements	5.0%
Commercial Paper	4.3%
Securities Lending Collateral	4.3%
U.S. Treasury Bills	3.3%
Foreign Government Bonds	1.9%
Money Market Fund	1.1%
Closed End Funds	1.0%
Total Investments	105.0%
Other Assets & Liabilities, net	-5.0%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
U.S. Treasury Notes, 1.50%	4.2%
Fannie Mae Principal, 0.00%	2.1%
Federal Farm Credit Banks, 2.99%	1.9%
Federal Farm Credit Banks, 3.00%	1.9%
Federal Home Loan Banks, 3.20%	1.9%
Federal Home Loan Banks, 5.50%	1.7%
Fannie Mae, 2.70%	1.7%
U.S. Treasury Bonds	1.6%
Freddie Mac Multifamily Structured Pass Through
Certificates — Class X1, 1.19%	1.5%
Freddie Mac Multifamily Structured Pass Through
Certificates — Class X1, 1.34%	1.5%
Top Ten Total	20.0%

"Ten Largest Holdings" excludes any temporary cash investments.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

GTO Guggenheim Total Return Bond ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Aggregate bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM," pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS"). Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

Fund Statistics
Share Price	$26.14
Net Asset Value	$26.20
Discount to NAV	-0.23%
Net Assets ($000)	$2,620

TOTAL RETURN FOR THE PERIOD ENDED AUGUST 31, 2016
Since
Inception
(05/10/16)
(non-annualized)
Guggenheim U.S. Large Cap Optimized Volatility ETF
NAV	4.22%
Market	3.98%
Guggenheim U.S. Large Cap Optimized Volatility Index	4.35%
S&P 500 Index	6.24%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	32.1%
Financial	14.8%
Utilities	11.9%
Consumer, Cyclical	9.6%
Communications	9.0%
Technology	8.5%
Industrial	7.3%
Energy	4.5%
Basic Materials	1.1%
Total Common Stocks	98.8%
Other Assets & Liabilities, net	1.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Apple, Inc.	3.2%
Johnson & Johnson	2.4%
AT&T, Inc.	2.3%
Procter & Gamble Co.	2.3%
Verizon Communications, Inc.	2.1%
Merck & Company, Inc.	2.0%
Coca-Cola Co.	1.8%
PepsiCo, Inc.	1.8%
International Business Machines Corp.	1.8%
UnitedHealth Group, Inc.	1.7%
Top Ten Total	21.4%

"Ten Largest Holdings" excludes any temporary cash investments.

30 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 31

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	August 31, 2016
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning February 29, 2016 and ending August 31, 2016.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	Account Value	Account Value	During
	Ratio[1]	Return	February 29, 2016	August 31, 2016	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim China Technology ETF	0.70%	25.55%	$1,000.00	$1,255.53	$3.97
Guggenheim China All-Cap ETF	0.70%	24.12%	1,000.00	1,241.22	3.94
Guggenheim Emerging Markets Real Estate ETF	0.65%	22.02%	1,000.00	1,220.22	3.63
Guggenheim S&P Global Water Index ETF	0.64%	15.31%	1,000.00	1,153.14	3.46
Guggenheim S&P High Income Infrastructure ETF	0.45%	26.00%	1,000.00	1,259.97	2.56
Guggenheim Solar ETF	0.71%	(10.53)%	1,000.00	894.66	3.38
Guggenheim Total Return Bond ETF	0.50%	6.35%	1,000.00	1,063.52	2.59
Guggenheim U.S. Large Cap Optimized Volatility ETF[4]	0.30%	4.22%	1,000.00	1,042.16	0.95
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim China Technology ETF	0.70%	5.00%	$1,000.00	$1,021.62	$3.56
Guggenheim China All-Cap ETF	0.70%	5.00%	1,000.00	1,021.62	3.56
Guggenheim Emerging Markets Real Estate ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Guggenheim S&P Global Water Index ETF	0.64%	5.00%	1,000.00	1,021.92	3.25
Guggenheim S&P High Income Infrastructure ETF	0.45%	5.00%	1,000.00	1,022.87	2.29
Guggenheim Solar ETF	0.71%	5.00%	1,000.00	1,021.57	3.61
Guggenheim Total Return Bond ETF	0.50%	5.00%	1,000.00	1,022.62	2.54
Guggenheim U.S. Large Cap Optimized Volatility ETF	0.30%	5.00%	1,000.00	1,014.64	0.94

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period February 29, 2016 to August 31, 2016.
[4]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 114/366 (to reflect the period from commencement of operations on May 10, 2016 to August 31, 2016).

32 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS	August 31, 2016
YAO Guggenheim China All-Cap ETF

	Shares	Value
COMMON STOCKS† - 99.4%
Financial - 34.8%
China Construction Bank Corp. — Class H	1,705,549	$1,275,299
Industrial & Commercial Bank of China Ltd. — Class H	1,744,126	1,108,524
Bank of China Ltd. — Class H	1,718,466	773,191
Ping An Insurance Group Company of China Ltd. — Class H	114,352	591,902
China Life Insurance Company Ltd. — Class H	167,995	401,538
Bank of Communications Company Ltd. — Class H	497,993	384,565
China Overseas Land & Investment Ltd.	97,995	324,050
China Merchants Bank Company Ltd. — Class H	103,493	251,903
Agricultural Bank of China Ltd. — Class H	582,982	239,754
China Pacific Insurance Group Company Ltd. — Class H	62,600	220,322
CITIC Ltd.	132,000	207,953
China CITIC Bank Corporation Ltd. — Class H	276,993	182,835
China Resources Land Ltd.	61,999	174,645
PICC Property & Casualty Company Ltd. — Class H	103,995	171,878
China Minsheng Banking Corporation Ltd. — Class H	155,490	167,182
Haitong Securities Company Ltd. — Class H	76,400	132,967
CITIC Securities Company Ltd. — Class H	51,001	114,011
Country Garden Holdings Company Ltd.	177,873	90,350
GF Securities Company Ltd. — Class H	38,272	83,386
China Galaxy Securities Company Ltd. — Class H	83,000	77,792
China Vanke Company Ltd. — Class H	29,696	76,185
China Evergrande Group	107,994	74,625
New China Life Insurance Company Ltd. — Class H	18,200	74,027
China Cinda Asset Management Company Ltd. — Class H	193,000	65,438
China Taiping Insurance Holdings Company Ltd.*	32,400	64,994
Fullshare Holdings Ltd.	121,884	62,067
People's Insurance Company Group of China Ltd. — Class H	153,000	61,541
Huatai Securities Company Ltd. — Class H1	24,127	51,074
Far East Horizon Ltd.	47,000	43,929
Longfor Properties Company Ltd.	26,999	43,509
China Everbright Ltd.	20,000	41,512
Guangzhou R&F Properties Company Ltd. — Class H	22,400	37,830
Shimao Property Holdings Ltd.	26,999	37,592
Credit China Holdings Ltd.*,2	59,703	34,713
Sino-Ocean Group Holding Ltd.	74,493	34,573
Chongqing Rural Commercial Bank Company Ltd. — Class H	55,994	32,484
Shenzhen Investment Ltd.	61,999	29,734
Sunac China Holdings Ltd.	39,000	27,100
China Jinmao Holdings Group Ltd.	85,998	26,830
Shanghai Industrial Holdings Ltd.	10,000	26,042
SOHO China Ltd.	41,499	24,771
Shui On Land Ltd.	75,493	21,412
Yuexiu Property Company Ltd.	135,992	20,688
KWG Property Holding Ltd.	29,315	19,690
Harbin Bank Company Ltd. — Class H1	67,000	19,521
CIFI Holdings Group Company Ltd.	62,000	19,423
Guotai Junan International Holdings Ltd.	53,000	19,337
Agile Group Holdings Ltd.	32,000	18,193
Shengjing Bank Company Ltd. — Class H1	15,318	16,806
China South City Holdings Ltd.	70,000	15,071
Joy City Property Ltd.	86,000	13,748
Hopson Development Holdings Ltd.	14,000	13,717
Noah Holdings Ltd. ADR*,2	477	12,545
Poly Property Group Company Ltd.*	41,999	12,020
Renhe Commercial Holdings Company Ltd.*,2	423,930	11,750
Greentown China Holdings Ltd.*	14,000	11,443
Central China Securities Company Ltd. — Class H	22,000	10,069
Total Financial		8,200,050

Communications - 28.3%
Tencent Holdings Ltd.	59,742	1,554,252
Alibaba Group Holding Ltd. ADR*	13,772	1,338,501
China Mobile Ltd.	100,451	1,240,624
Baidu, Inc. ADR*	5,704	975,783
JD.com, Inc. ADR*	18,524	470,695
Ctrip.com International Ltd. ADR*	7,361	348,543
China Telecom Corporation Ltd. — Class H	285,981	147,843
China Unicom Hong Kong Ltd.	119,995	135,979
Vipshop Holdings Ltd. ADR*	7,664	108,522
SINA Corp.*	1,213	92,795
YY, Inc. ADR*	713	36,684
Weibo Corp. ADR*,2	694	33,152
SouFun Holdings Ltd. ADR*	5,890	26,505
Sohu.com, Inc.*	597	25,396
ZTE Corp. — Class H	15,248	20,601
Autohome, Inc. ADR*	834	20,408
Bitauto Holdings Ltd. ADR*,2	715	18,047
58.com, Inc. ADR*,2	396	18,018
51job, Inc. ADR*	418	13,932
21Vianet Group, Inc. ADR*,2	1,372	12,718
Coolpad Group Ltd.*	64,000	12,293
CITIC Telecom International Holdings Ltd.	29,000	10,954
Millennium Pacific Group Holdings Ltd.*	32,363	789
Total Communications		6,663,034

Technology - 6.9%
NetEase, Inc. ADR	6,287	1,332,655
Lenovo Group Ltd.	147,995	99,787
Semiconductor Manufacturing International Corp.*	584,983	64,104
TravelSky Technology Ltd. — Class H	19,000	41,347

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	August 31, 2016

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.4% (continued)
Technology - 6.9% (continued)
Kingsoft Corporation Ltd.[2]	15,000	$30,670
NetDragon Websoft Holdings Ltd.[2]	5,000	16,856
Chinasoft International Ltd.*	36,000	16,754
Kingdee International Software Group Company Ltd.*	38,000	14,648
Shunfeng International Clean Energy Ltd.*	58,000	7,776
Ju Teng International Holdings Ltd.	18,000	5,337
Total Technology		1,629,934

Energy - 6.7%
CNOOC Ltd.	333,990	410,343
China Petroleum & Chemical Corp. — Class H	527,183	382,639
PetroChina Company Ltd. — Class H	435,986	291,154
China Shenhua Energy Company Ltd. — Class H	69,996	125,792
China Longyuan Power Group Corporation Ltd. — Class H	62,998	52,954
Kunlun Energy Company Ltd.	67,994	50,052
China Coal Energy Company Ltd. — Class H*	83,993	40,173
GCL-Poly Energy Holdings Ltd.[2]	252,995	35,878
Xinyi Solar Holdings Ltd.[2]	82,000	33,723
China Oilfield Services Ltd. — Class H	35,999	28,264
Yanzhou Coal Mining Company Ltd. — Class H	35,999	20,606
Sinopec Engineering Group Company Ltd. — Class H	24,500	20,309
Trina Solar Ltd. ADR*	1,729	18,172
Shougang Fushan Resources Group Ltd.	80,000	14,852
Beijing Jingneng Clean Energy Co. Ltd. — Class H	42,000	12,724
Sinopec Kantons Holdings Ltd.	22,000	10,636
AAG Energy Holdings Ltd.*,1	56,000	9,097
Sinopec Oilfield Service Corp. — Class H*	44,000	8,282
JinkoSolar Holding Company Ltd. ADR*,2	418	7,716
United Energy Group Ltd.*	153,994	5,261
Total Energy		1,578,627

Consumer, Non-cyclical - 6.7%
Hengan International Group Company Ltd.	16,001	135,426
Sinopharm Group Company Ltd. — Class H	24,801	127,094
WH Group Ltd.[1]	145,000	114,030
New Oriental Education & Technology Group, Inc. ADR	2,664	105,175
China Mengniu Dairy Company Ltd.	54,998	104,370
Want Want China Holdings Ltd.[2]	133,993	88,272
China Resources Beer Holdings Company Ltd.	32,000	73,846
China Conch Venture Holdings Ltd.	36,500	70,207
Sino Biopharmaceutical Ltd.	85,992	55,208
TAL Education Group ADR*,2	919	54,919
CSPC Pharmaceutical Group Ltd.	48,000	46,597
China Medical System Holdings Ltd.	27,495	46,081
China Huishan Dairy Holdings Company Ltd.[2]	98,000	37,650
China Biologic Products, Inc.*	340	37,414
Tingyi Cayman Islands Holding Corp.	39,999	37,025
Jiangsu Expressway Company Ltd. — Class H	26,000	36,536
Shenzhen International Holdings Ltd.	21,322	34,250
Zhejiang Expressway Company Ltd. — Class H	29,999	33,454
Tsingtao Brewery Company Ltd. — Class H	8,000	26,815
Shandong Weigao Group Medical Polymer Company
Ltd. — Class H	40,001	25,888
3SBio, Inc.*,1	22,954	23,437
Shanghai Fosun Pharmaceutical Group Company Ltd. — Class H	7,500	21,755
Luye Pharma Group Ltd.*	33,500	21,292
Tong Ren Tang Technologies Company Ltd. — Class H	12,000	21,257
CAR, Inc.*	19,818	18,779
Uni-President China Holdings Ltd.[2]	26,000	18,536
CP Pokphand Company Ltd.	133,993	16,929
China Agri-Industries Holdings Ltd.*	44,999	15,895
Universal Medical Financial & Technical Advisory Services
Company Ltd.[1]	21,136	15,695
Guangzhou Baiyunshan Pharmaceutical Holdings Company
Ltd. — Class H*	6,000	15,269
Shenzhen Expressway Company Ltd. — Class H	14,000	14,800
SSY Group Ltd.	42,000	14,511
Fu Shou Yuan International Group Ltd.	20,000	12,325
Phoenix Healthcare Group Company Ltd.	7,000	12,237
Tibet Water Resources Ltd.	30,000	10,945
Vinda International Holdings Ltd.	5,000	9,450
China Modern Dairy Holdings Ltd.*,2	58,989	9,278
China Shengmu Organic Milk Ltd.*,1,2	41,000	9,091
Hua Han Health Industry Holdings Ltd.	91,200	6,349
China Animal Healthcare Ltd.*,†††,3	36,000	—
Total Consumer, Non-cyclical		1,578,087

Consumer, Cyclical - 5.9%
BYD Company Ltd. — Class H*	14,500	100,943
Geely Automobile Holdings Ltd.	104,993	84,192
Shenzhou International Group Holdings Ltd.	11,999	78,815
Belle International Holdings Ltd.	111,993	72,767
Brilliance China Automotive Holdings Ltd.	61,996	70,894
Dongfeng Motor Group Company Ltd. — Class H	60,000	64,125
Guangzhou Automobile Group Company Ltd. — Class H	45,999	63,334
Great Wall Motor Company Ltd. — Class H	62,500	60,673
ANTA Sports Products Ltd.	20,000	54,146
Alibaba Pictures Group Ltd.*,2	260,000	53,631
Minth Group Ltd.	14,000	52,974
Xinyi Glass Holdings Ltd.*	51,999	44,781
Haier Electronics Group Company Ltd.	25,000	41,834
Qunar Cayman Islands Ltd. ADR*,2	1,358	40,360
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	14,000	38,444
Skyworth Digital Holdings Ltd.	41,999	31,133

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.4% (continued)
Consumer, Cyclical - 5.9% (continued)
GOME Electrical Appliances Holding Ltd.	254,991	$30,244
Sun Art Retail Group Ltd.	44,499	28,627
China Lodging Group Ltd. ADR[2]	632	28,206
Air China Ltd. — Class H	37,999	28,119
Intime Retail Group Company Ltd.	34,000	27,615
Fuyao Glass Industry Group Company Ltd. — Class H1	10,063	26,465
Weichai Power Company Ltd. — Class H	18,800	23,728
Li Ning Company Ltd.*	32,000	21,741
China Southern Airlines Company Ltd. — Class H	36,000	21,349
BAIC Motor Corporation Ltd. — Class H1	20,953	21,340
Red Star Macalline Group Corporation Ltd. — Class H1	23,237	21,030
China Eastern Airlines Corporation Ltd. — Class H*	36,000	18,704
Digital China Holdings Ltd.*,2	19,000	17,122
Imperial Pacific International Holdings Ltd.*	900,000	16,360
China Travel International Investment Hong Kong Ltd.	47,999	14,109
China Dongxiang Group Company Ltd.	67,000	13,475
China Jicheng Holdings Ltd.*,1,2	369,690	13,345
Golden Eagle Retail Group Ltd.	10,000	12,428
Xtep International Holdings Ltd.	17,500	9,047
BEP International Holdings Ltd.	161,817	8,658
China Harmony New Energy Auto Holding Ltd.	15,500	8,233
Shanghai Jin Jiang International Hotels Group Co. Ltd. — Class H	24,000	7,735
Dah Chong Hong Holdings Ltd.	16,000	6,993
Cosmo Lady China Holdings Company Ltd.[1]	13,000	4,894
China New City Commercial Development Ltd.*	9,394	2,725
Total Consumer, Cyclical		1,385,338

Industrial - 5.5%
AAC Technologies Holdings, Inc.	15,482	176,540
China Communications Construction Company Ltd. — Class H	91,993	100,333
CRRC Corporation Ltd. — Class H	91,000	81,419
Sunny Optical Technology Group Company Ltd.	13,970	74,652
China Everbright International Ltd.	53,999	69,059
Anhui Conch Cement Company Ltd. — Class H	24,500	68,856
Zhuzhou CRRC Times Electric Company Ltd. — Class H	11,500	61,156
China Railway Group Ltd. — Class H	77,993	57,815
China State Construction International Holdings Ltd.	39,999	47,751
China Railway Construction Corporation Ltd. — Class H	38,499	47,102
Beijing Capital International Airport Company Ltd. — Class H	30,000	33,841
Yangzijiang Shipbuilding Holdings Ltd.	57,400	32,220
AviChina Industry & Technology Company Ltd. — Class H	40,999	30,128
China Communications Services Corp. Ltd. — Class H	47,993	28,214
Lee & Man Paper Manufacturing Ltd.	33,999	27,439
China National Building Material Company Ltd. — Class H	59,998	27,072
China Railway Signal & Communication Corporation
Ltd. — Class H1	36,077	26,930
Haitian International Holdings Ltd.	13,000	26,178
Shanghai Electric Group Company Ltd. — Class H*,††,2	57,998	25,796
Sinotrans Ltd. — Class H	43,000	21,287
China High Speed Transmission Equipment Group Co. Ltd.[2]	22,000	20,251
Hollysys Automation Technologies Ltd.*	895	19,055
BBMG Corp. — Class H	48,000	18,688
CT Environmental Group Ltd.	54,000	16,639
Guangshen Railway Company Ltd. — Class H	28,000	15,161
China Lesso Group Holdings Ltd.	21,000	14,755
Xinjiang Goldwind Science & Technology Company
Ltd. — Class H2	10,000	14,516
SITC International Holdings Company Ltd.	25,000	14,117
China Resources Cement Holdings Ltd.	36,000	14,109
Beijing Enterprises Clean Energy Group Ltd.*	427,270	14,046
China Zhongwang Holdings Ltd.	28,799	13,811
Tianneng Power International Ltd.	14,000	11,443
China International Marine Containers Group Co. Ltd. — Class H	9,300	11,306
China Machinery Engineering Corp. — Class H	17,000	10,345
Zoomlion Heavy Industry Science and Technology Company
Ltd. — Class H2	26,199	8,444
SIIC Environment Holdings Ltd.*	18,420	8,109
Wasion Group Holdings Ltd.[2]	8,000	4,528
Tech Pro Technology Development Ltd.*	100,000	2,914
China Shanshui Cement Group Ltd.*,†††,3	105,999	—
Total Industrial		1,296,025

Utilities - 2.7%
Guangdong Investment Ltd.	59,998	92,819
China Gas Holdings Ltd.	43,999	74,762
Beijing Enterprises Water Group Ltd.	99,993	69,741
China Resources Power Holdings Company Ltd.	37,999	65,645
CGN Power Company Ltd. — Class H1	211,271	61,283
China Resources Gas Group Ltd.	18,000	60,335
Beijing Enterprises Holdings Ltd.	10,500	60,238
Huaneng Power International, Inc. — Class H	85,994	52,328
Huaneng Renewables Corporation Ltd. — Class H	79,992	29,700
China Power International Development Ltd.	65,999	24,930
Datang International Power Generation Company Ltd. — Class H	59,996	15,701
Huadian Power International Corporation Ltd. — Class H	32,000	14,315
Huadian Fuxin Energy Corporation Ltd. — Class H	52,000	13,408
Total Utilities		635,205

Basic Materials - 1.3%
Zijin Mining Group Company Ltd. — Class H	117,992	39,245
Sinopec Shanghai Petrochemical Company Ltd. — Class H	71,998	37,220
Kingboard Chemical Holdings Ltd.	13,300	34,636
Aluminum Corporation of China Ltd. — Class H*,2	81,994	30,761
Jiangxi Copper Company Ltd. — Class H	25,999	30,032

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	August 31, 2016
YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.4% (continued)
Basic Materials - 1.3% (continued)
Nine Dragons Paper Holdings Ltd.	33,999	$27,307
China Hongqiao Group Ltd.	30,500	26,188
Zhaojin Mining Industry Company Ltd. — Class H2	17,500	17,913
China Molybdenum Co. Ltd. — Class H2	72,000	15,873
Huabao International Holdings Ltd.*	40,999	15,804
Angang Steel Company Ltd. — Class H*	24,000	11,788
Fufeng Group Ltd.	23,000	10,052
Yingde Gases Group Company Ltd.	21,000	9,178
China BlueChemical Ltd. — Class H	35,999	6,869
Total Basic Materials		312,866

Diversified - 0.6%
China Merchants Port Holdings Company Ltd.	39,471	112,458
Legend Holdings Corp. — Class H1	7,150	17,329
Carnival Group International Holdings Ltd.*	120,000	14,697
Total Diversified		144,484
Total Common Stocks
(Cost $24,162,743)		23,423,650

SECURITIES LENDING COLLATERAL†,4 - 1.8%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3053%	430,189	430,189
Total Securities Lending Collateral
(Cost $430,189)		430,189
Total Investments - 101.2%
(Cost $24,592,932)		$23,853,839
Other Assets & Liabilities, net - (1.2)%		(279,720)
Total Net Assets - 100.0%		$23,574,119

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $451,367 (cost $475,331), or 1.9% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

2	All or portion of this security is on loan at August 31, 2016 — See Note 2.
3	Security was fair valued by the Valuation Committee at August 31, 2016. The total market value of fair valued securities amounts to $0, (cost $101,970) or less than 0.1% of total net assets.
4	Securities lending collateral — See Note 2.
ADR	American Depositary Receipt
See Sector Classification in Supplemental Information section.
Country Diversification
% of
Country	Common Stocks
China	100.0%
Singapore	0.0%*
Total Common Stocks	100.0%

* Less than 0.1%

Currency Denomination
% of
Currency	Common Stocks
Hong Kong Dollar	77.6%
United States Dollar	22.2%
Singapore Dollar	0.2%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$23,397,854	$25,796	$—	$23,423,650
Securities Lending
Collateral	430,189	—	—	430,189
Total	$23,828,043	$25,796	$—	$23,853,839

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016

YAO Guggenheim China All-Cap ETF continued
The following is a summary of significant unobservable inputs used in the, fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending
	Balance	Valuation	Unobservable
Category	at 8/31/2016	Technique	Inputs
Last trade with
Common Stocks	$—*	Adjustment	100% Discount
* Market value is less than $1.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of August 31, 2016, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 1 to Level 2	$25,796
The transfer from Level 1 to Level 2 is the result of the security being halted on the principal exchange on which it trades.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2016:

Common
Stocks
Beginning Balance	$131,286
Realized Gain/Loss	(77,045)
Change in Unrealized Gain/Loss	25,634
Sales	(79,875)
Ending Balance	$— *
Net change in unrealized
appreciation (depreciation)
for investments in securities
still held at August 31, 2016	$(46,600)
* Market value is less than $1.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CQQQ Guggenheim China Technology ETF

	Shares	Value
COMMON STOCKS† - 99.9%
Communications - 47.7%
Tencent Holdings Ltd.	185,557	$4,827,460
Alibaba Group Holding Ltd. ADR*	46,601	4,529,151
Baidu, Inc. ADR*	20,028	3,426,191
SINA Corp.*	28,584	2,186,676
YY, Inc. ADR*,1	16,695	858,958
Weibo Corp. ADR*,1	16,486	787,536
SouFun Holdings Ltd. ADR*	141,344	636,047
Sohu.com, Inc.*	14,882	633,080
Autohome, Inc. ADR*	21,211	519,033
ZTE Corp. — Class H	368,017	497,221
58.com, Inc. ADR*,1	9,619	437,665
Bitauto Holdings Ltd. ADR*,1	16,782	423,578
21Vianet Group, Inc. ADR*,1	33,510	310,638
Coolpad Group Ltd.*	1,521,868	292,337
BYD Electronic International Company Ltd.	295,884	249,852
TCL Communication Technology Holdings Ltd.	236,520	220,153
China All Access Holdings Ltd.[1]	576,707	202,973
Comba Telecom Systems Holdings Ltd.	619,764	109,463
KongZhong Corp. ADR*	15,582	101,750
Renren, Inc. ADR*	48,513	88,779
V1 Group Ltd.	1,429,972	68,210
Suncorp Technologies Ltd.*	6,364,727	62,361
Phoenix New Media Ltd. ADR*	15,422	54,902
Total Communications		21,524,014

Technology - 25.9%
NetEase, Inc. ADR	17,142	3,633,589
Lenovo Group Ltd.	2,644,701	1,783,194
Semiconductor Manufacturing International Corp.*	14,178,220	1,553,678
TravelSky Technology Ltd. — Class H	452,860	985,500
Kingsoft Corporation Ltd.[1]	360,744	737,603
Chinasoft International Ltd.*	926,252	431,079
NetDragon Websoft Holdings Ltd.[1]	119,091	401,486
Kingdee International Software Group Company Ltd.*,1	897,242	345,861
AGTech Holdings Ltd.*,1	1,352,869	284,291
PAX Global Technology Ltd.[1]	363,727	281,350
Shunfeng International Clean Energy Ltd.*	1,476,120	197,913
Tian Ge Interactive Holdings Ltd.*,1,2	295,956	188,102
Hua Hong Semiconductor Ltd.[2]	161,060	176,493
NQ Mobile, Inc. — Class A ADR*,1	39,421	162,809
Changyou.com Ltd. ADR*	5,506	136,438
Ju Teng International Holdings Ltd.	402,623	119,384
Boyaa Interactive International Ltd.*	253,001	112,854
Shanghai Fudan Microelectronics Group Company
Ltd. — Class H*	115,204	96,687
Cheetah Mobile Inc ADR*,1	6,830	87,834
Total Technology		11,716,145

Industrial - 14.9%
AAC Technologies Holdings, Inc.	197,228	2,248,985
Sunny Optical Technology Group Company Ltd.	333,340	1,781,280
China Railway Signal & Communication Corporation
Ltd. — Class H2	872,854	651,539
Hollysys Automation Technologies Ltd.*	22,128	471,105
Truly International Holdings Ltd.	761,856	356,533
Tongda Group Holdings Ltd.	1,652,040	345,029
GCL New Energy Holdings Ltd.*	3,063,577	159,958
Hi Sun Technology China Ltd.*	891,869	143,725
Wasion Group Holdings Ltd.[1]	250,534	141,792
China Aerospace International Holdings Ltd.	934,570	127,714
Landing International Development Ltd.*	5,920,055	122,114
China Electronics Corporation Holdings Company Ltd.	404,164	101,083
Technovator International Ltd.	219,630	88,625
Total Industrial		6,739,482

Energy - 5.8%
GCL-Poly Energy Holdings Ltd.[1]	6,155,446	872,915
Xinyi Solar Holdings Ltd.[1]	2,002,578	823,570
Trina Solar Ltd. ADR*,1	42,620	447,936
JinkoSolar Holding Company Ltd. ADR*,1	10,532	194,421
JA Solar Holdings Company Ltd. ADR*,1	19,235	142,531
United Photovoltaics Group Ltd.*	1,744,593	132,699
Total Energy		2,614,072

Basic Materials - 2.7%
Kingboard Chemical Holdings Ltd.	315,358	821,250
Kingboard Laminates Holdings Ltd.	379,913	328,645
Peace Map Holding Ltd.*	3,362,858	63,297
Total Basic Materials		1,213,192

Consumer, Cyclical - 1.9%
Digital China Holdings Ltd.*,1	412,579	371,797
HNA Holding Group Company Ltd.*	3,573,297	195,784
Nan Hai Corporation Ltd.*	7,629,671	189,838
VST Holdings Ltd.	368,800	100,321
Total Consumer, Cyclical		857,740

Consumer, Non-cyclical - 0.8%
HC International, Inc.*	292,254	229,079
China Innovationpay Group Ltd.*	2,270,566	118,552
Anxin-China Holdings Ltd.*,†††,3	2,144,054	—
Total Consumer, Non-cyclical		347,631

Financial - 0.2%
National Agricultural Holdings Ltd.*	482,446	101,381
Total Common Stocks
(Cost $44,430,583)		45,113,657

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CQQQ Guggenheim China Technology ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
SECURITIES LENDING COLLATERAL†,4 - 11.6%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3277%	5,215,384	$5,215,384
Total Securities Lending Collateral
(Cost $5,215,384)		5,215,384

Total Investments - 111.5%
(Cost $49,645,967)		$50,329,041
Other Assets & Liabilities, net - (11.5)%		(5,176,075)
Total Net Assets - 100.0%		$45,152,966

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,016,134 (cost $914,254), or 2.3% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Security was fair valued by the Valuation Committee at August 31, 2016. The total market value of the fair valued securities amounts to $0, (cost $436,315) or less than 0.1% of total net assets.
4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
See Sector Classification in Supplemental Information section.
Country Diversification
% of Common
Country	Stocks
China	99.8%
Singapore	0.2%
Total Common Stocks	100.0%

Currency Denomination
% of Common
Currency	Stocks
Hong Kong Dollar	55.1%
United States Dollar	44.9%
Total Common Stocks	100.0%

The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs		Total
Assets
Common Stocks	$45,113,657	$—	$—	*	$45,113,657
Securities Lending
Collateral	5,215,384	—	—		5,215,384
Total	$50,329,041	$—	$—	*	$50,329,041
* Market value is less than $1.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending
	Balance		Valuation	Unobservable
Category	at 8/31/2016		Technique	Inputs
Last trade with
Common Stocks	$—	*	adjustment	100% Discount
* Market value is less than $1.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2016:

Level 3 – Fair value measurement using significant unobservable inputs
Beginning Balance	$47,031
Change in Unrealized Gain/Loss	(47,031)
Ending Balance	$— *
Net change in unrealized
appreciation/depreciation for
investments still held at 8/31/16	$(47,031)
* Market value is less than $1.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	August 31, 2016
EMRE Guggenheim Emerging Markets Real Estate ETF

	Shares	Value
COMMON STOCKS† - 98.6%
China - 36.4%
China Resources Land Ltd.	36,000	$101,408
China Overseas Land & Investment Ltd.	29,951	99,042
Dalian Wanda Commercial Properties Company Ltd. — Class H1	9,981	67,812
Country Garden Holdings Company Ltd.	119,668	60,785
China Evergrande Group	79,705	55,077
China Vanke Company Ltd. — Class H	16,977	43,555
Fullshare Holdings Ltd.	66,943	34,090
Longfor Properties Company Ltd.	17,855	28,773
Guangzhou R&F Properties Company Ltd. — Class H	14,423	24,358
Shimao Property Holdings Ltd.	17,459	24,309
Sino-Ocean Group Holding Ltd.	44,074	20,455
Shenzhen Investment Ltd.	38,000	18,224
Sunac China Holdings Ltd.	25,402	17,651
China Jinmao Holdings Group Ltd.*	54,000	16,847
SOHO China Ltd.	25,640	15,305
Red Star Macalline Group Corporation Ltd. — Class H1	16,321	14,771
Shui On Land Ltd.	51,225	14,529
Yuexiu Property Company Ltd.	91,008	13,845
KWG Property Holding Ltd.	19,121	12,843
CIFI Holdings Group Company Ltd.	40,000	12,531
Agile Group Holdings Ltd.	20,857	11,858
Zall Group Ltd.*	20,499	11,258
China South City Holdings Ltd.	50,000	10,765
Joy City Property Ltd.	60,000	9,592
Renhe Commercial Holdings Company Ltd.*	314,000	8,703
Poly Property Group Company Ltd.*	29,106	8,330
Hopson Development Holdings Ltd.	8,000	7,838
Greentown China Holdings Ltd.*	9,238	7,551
Carnival Group International Holdings Ltd.*	54,785	6,710
Logan Property Holdings Company Ltd.	14,000	6,119
Shanghai Industrial Urban Development Group Ltd.	26,000	6,033
Beijing Capital Land Ltd. — Class H	13,266	5,216
China SCE Property Holdings Ltd.	21,000	5,009
Yuzhou Properties Company Ltd.	14,000	4,873
Fantasia Holdings Group Company Ltd.*	30,000	4,641
Beijing Enterprises Medical & Health Group Ltd.*	73,758	4,469
Future Land Development Holdings Ltd.	24,000	4,455
China Overseas Grand Oceans Group Ltd.*	14,000	4,422
Colour Life Services Group Company Ltd.*	4,542	3,578
Guorui Properties Ltd.	10,000	3,365
Wanda Hotel Development Company Ltd.*	28,000	2,996
Wuzhou International Holdings Ltd.*	26,000	2,782
Ping An Securities Group Holdings Ltd.*	220,000	2,212
Hydoo International Holding Ltd.	20,000	2,140
China New City Commercial Development Ltd.*	7,241	2,100
Total China		843,225

South Africa - 11.7%
Growthpoint Properties Ltd. REIT	42,574	73,579
Redefine Properties Ltd. REIT	88,528	66,302
Resilient REIT Ltd. REIT	6,707	53,787
Hyprop Investments Ltd. REIT	4,482	39,160
Attacq Ltd.*	11,739	14,360
Vukile Property Fund Ltd. REIT	7,865	9,114
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	24,043	8,530
Emira Property Fund Ltd. REIT	7,434	7,149
Total South Africa		271,981

Philippines - 10.3%
SM Prime Holdings, Inc.	171,600	109,932
Ayala Land, Inc.	82,133	67,864
Megaworld Corp.	199,717	20,188
Robinsons Land Corp.	25,800	17,663
DoubleDragon Properties Corp.*	8,200	10,550
Vista Land & Lifescapes, Inc.	54,400	6,947
Filinvest Land, Inc.	138,000	5,686
Total Philippines		238,830

United Arab Emirates - 8.1%
Emaar Properties PJSC	57,256	110,674
Aldar Properties PJSC	47,435	35,643
Emaar Malls Group PJSC	31,280	23,504
DAMAC Properties Dubai Company PJSC	29,216	19,090
Total United Arab Emirates		188,911

Mexico - 6.3%
Fibra Uno Administracion S.A. de CV REIT	38,511	74,212
Concentradora Fibra Danhos S.A. de CV REIT	12,127	22,212
Maquarie Mexico Real Estate Management S.A. de CV REIT*	12,800	16,580
PLA Administradora Industrial S de RL de CV REIT*	9,751	16,304
Prologis Property Mexico S.A. de CV REIT*	5,170	8,625
Corporation Inmobiliaria Vesta SAB de CV	5,414	7,730
Total Mexico		145,663

Indonesia - 5.5%
Lippo Karawaci Tbk PT	329,289	27,306
Bumi Serpong Damai Tbk PT	146,700	23,777
Summarecon Agung Tbk PT	154,100	20,330
Pakuwon Jati Tbk PT	409,500	18,368
Ciputra Development Tbk PT	140,570	16,372
Kawasan Industri Jababeka Tbk PT*	286,519	6,869
Alam Sutera Realty Tbk PT*	167,700	6,220
Intiland Development Tbk PT	103,300	4,634
Lippo Cikarang Tbk PT*	6,600	3,259
Total Indonesia		127,135

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
EMRE Guggenheim Emerging Markets Real Estate ETF continued

	Shares	Value
COMMON STOCKS† - 98.6% (continued)
Thailand - 4.8%
Central Pattana PCL	20,454	$35,601
Land & Houses PCL — Class F	56,900	15,616
CPN Retail Growth Leasehold Property Fund	24,100	14,273
Pruksa Real Estate PCL	11,700	8,619
Bangkok Land PCL	152,651	8,026
Supalai PCL	10,600	7,380
Quality Houses PCL	77,116	6,060
WHA Corporation PCL*	46,000	4,784
Sansiri PCL	88,800	4,746
TICON Industrial Connection PCL — Class F	8,800	3,991
LPN Development PCL	9,500	3,431
Total Thailand		112,527

Brazil - 3.5%
BR Malls Participacoes S.A.*	9,122	34,809
Multiplan Empreendimentos Imobiliarios S.A.	1,148	20,700
Iguatemi Empresa de Shopping Centers S.A.	1,144	10,153
BR Properties S.A.	3,702	9,673
Aliansce Shopping Centers S.A.	1,306	6,082
Total Brazil		81,417

Malaysia - 3.0%
IOI Properties Group BHD	25,500	15,845
KLCCP Stapled Group	4,907	9,280
SP Setia BHD Group	10,000	8,606
Sunway BHD	11,400	8,574
Sunway Real Estate Investment Trust REIT	18,100	7,676
Mah Sing Group BHD	15,375	6,028
UEM Sunrise BHD	20,406	5,434
Eco World Development Group BHD*	14,700	4,893
IGB Corporation BHD	5,900	3,841
Total Malaysia		70,177

Taiwan, Province of China - 2.7%
Highwealth Construction Corp.	14,300	22,218
Ruentex Development Company Ltd.*	14,000	16,391
Huaku Development Company Ltd.	4,000	6,757
Farglory Land Development Company Ltd.	5,000	5,838
Chong Hong Construction Company Ltd.	3,150	5,192
Radium Life Tech Company Ltd.*	12,240	3,877
Kindom Construction Corp.	6,000	2,959
Total Taiwan, Province of China		63,232

Turkey - 1.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	31,449	30,927

India - 1.3%
DLF Ltd.	6,688	15,464
Housing Development & Infrastructure Ltd.*	5,000	6,917
Indiabulls Real Estate Ltd.*	4,000	4,913
Unitech Ltd.*	27,000	2,177
Total India		29,471

Qatar - 0.9%
Barwa Real Estate Co.	1,346	13,492
United Development Company QSC	1,315	7,378
Total Qatar		20,870

Egypt - 0.9%
Talaat Moustafa Group	14,158	9,152
Medinet Nasr Housing*	4,231	6,899
Palm Hills Developments SAE	16,273	4,508
Total Egypt		20,559

Chile - 0.8%
Parque Arauco S.A.	8,326	18,769

Russian Federation - 0.6%
LSR Group GDR	2,656	7,809
Etalon Group Ltd. GDR	2,276	6,600
Total Russian Federation		14,409

Singapore - 0.3%
Yanlord Land Group Ltd.	7,900	7,304

Poland - 0.2%
Globe Trade Centre S.A.*	3,039	5,594
Total Common Stocks - 98.6%
(Cost $2,319,502)		2,291,001
Other Assets & Liabilities, net - 1.4%		32,806
Total Net Assets - 100.0%		$2,323,807

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $82,583 (cost $78,063), or 3.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	August 31, 2016
EMRE Guggenheim Emerging Markets Real Estate ETF continued

Portfolio Breakdown	% of Net Assets
Financial	95.5%
Consumer, Cyclical	1.9%
Industrial	0.9%
Diversified	0.3%
Total Common Stocks	98.6%
Other Assets & Liabilities, net	1.4%
Net Assets	100.0%

Currency Denomination
% of Common
Currency	Stocks
Hong Kong Dollar	36.8%
South African Rand	11.9%
Philippine Peso	10.4%
United Arab Emirates Dirham	8.3%
Mexico Nuevo Peso	6.4%
All Other Currencies	26.2%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$2,291,001	$—	$—	$2,291,001
Total	$2,291,001	$—	$—	$2,291,001
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2016:

Common
Stocks
Beginning Balance	$— *
Change in Unrealized Gain/Loss	16,584
Realized Gain/Loss	(14,846)
Sales	(1,738)
Ending Balance	$—
Net change in unrealized
appreciation (depreciation)
for investments in securities
still held at August 31, 2016	$—
* Market value is less than $1

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
TAN Guggenheim Solar ETF
	Shares	Value
COMMON STOCKS† - 99.4%
Cayman Islands - 38.7%
Trina Solar Ltd. ADR*,1	1,542,116	$16,207,639
GCL-Poly Energy Holdings Ltd.[1]	106,447,464	15,095,524
Xinyi Solar Holdings Ltd.*,1	36,332,964	14,942,103
Shunfeng International Clean Energy Ltd.*	73,986,342	9,919,850
JA Solar Holdings Company Ltd. ADR*,1	1,302,715	9,653,118
JinkoSolar Holding Company Ltd. ADR*,1	496,880	9,172,405
Daqo New Energy Corp.*,1	350,063	8,422,516
Hanwha Q Cells Co. Ltd.*,1	500,838	5,899,872
Total Cayman Islands		89,313,027

United States - 37.5%
TerraForm Power, Inc. — Class A*	1,095,789	14,069,931
First Solar, Inc.*,1	346,119	13,090,221
SolarCity Corp.*,1	612,173	12,647,494
8Point3 Energy Partners, LP	649,610	10,107,932
TerraForm Global, Inc. — Class A*,1	2,530,540	9,160,555
SunPower Corp. — Class A*,1	745,190	7,422,092
Sunrun, Inc.*,1	1,199,502	7,292,972
Vivint Solar, Inc.*,1	2,041,549	6,492,126
SolarEdge Technologies, Inc.*,1	374,293	6,370,467
Total United States		86,653,790

Bermuda - 4.7%
China Singyes Solar Technologies Holdings Ltd.[1]	19,670,672	10,879,193

United Kingdom - 4.5%
Atlantica Yield plc[1]	546,358	10,331,629

Switzerland - 4.3%
Meyer Burger Technology AG*,1	2,526,271	9,924,590

Canada - 3.8%
Canadian Solar, Inc.*,1	678,024	8,739,729

Norway - 3.0%
REC Silicon ASA*,1	47,532,263	6,855,368

Germany - 2.9%
SMA Solar Technology AG1	192,661	6,741,981
Total Common Stocks
(Cost $356,480,175)		229,439,307

SECURITIES LENDING COLLATERAL†,2 - 39.2%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3356%	90,323,450	90,323,450
Total Securities Lending Collateral
(Cost $90,323,450)		90,323,450
Total Investments - 138.6%
(Cost $446,803,625)		$319,762,757
Other Assets & Liabilities, net - (38.6)%		(89,008,532)
Total Net Assets - 100.0%		$230,754,225

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

% of
Portfolio Breakdown	Net Assets
Energy	64.5%
Industrial	15.1%
Utilities	8.9%
Technology	7.3%
Basic Materials	3.6%
Total Common Stocks	99.4%
Securities Lending Collateral	39.2%
Total Investments	138.6%
Other Assets & Liabilities, net	-38.6%
Net Assets	100.0%

Currency Denomination
% of Common
Currency	Stocks
United States Dollar	67.6%
Hong Kong Dollar	22.2%
Swiss Franc	4.3%
Norwegian Krone	3.0%
Euro	2.9%
Total Common Stocks	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	August 31, 2016
TAN Guggenheim Solar ETF continued
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$229,439,307	$—	$—	$229,439,307
Securities Lending
Collateral	90,323,450	—	—	90,323,450
Total	$319,762,757	$—	$—	$319,762,757
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CGW Guggenheim S&P Global Water Index ETF
	Shares	Value
COMMON STOCKS† - 99.7%
United States - 37.1%
American Water Works Company, Inc.	424,685	$31,422,445
Xylem, Inc.	416,499	21,183,139
Danaher Corp.	212,566	17,304,998
IDEX Corp.	177,182	16,555,886
Aqua America, Inc.	422,377	12,844,485
Olin Corp.	385,297	8,337,827
Fortive Corp.	106,280	5,597,768
Rexnord Corp.*	234,203	5,178,228
Tetra Tech, Inc.	139,861	4,937,093
Mueller Industries, Inc.	133,380	4,609,613
Mueller Water Products, Inc. — Class A	374,679	4,529,869
Watts Water Technologies, Inc. — Class A	65,457	4,215,431
California Water Service Group	114,215	3,482,415
Franklin Electric Company, Inc.	89,309	3,416,069
American States Water Co.	87,134	3,396,483
Badger Meter, Inc.	33,888	2,236,269
Lindsay Corp.	25,985	1,869,881
Advanced Drainage Systems, Inc.	79,933	1,848,850
Calgon Carbon Corp.	117,868	1,709,086
Aegion Corp. — Class A*	84,364	1,562,421
Middlesex Water Co.	38,677	1,290,651
Connecticut Water Service, Inc.	26,673	1,236,827
Gorman-Rupp Co.	44,433	1,206,800
Total United States		159,972,534

United Kingdom - 15.5%
United Utilities Group plc	1,626,809	20,699,078
Severn Trent plc	568,537	17,729,225
Halma plc	881,790	12,241,726
Pennon Group plc	981,572	11,280,826
Rotork plc	2,024,659	5,327,254
Total United Kingdom		67,278,109

Switzerland - 9.4%
Geberit AG	88,202	38,510,668
Sulzer AG	26,535	2,525,085
Total Switzerland		41,035,753

France - 7.2%
Veolia Environnement S.A.	852,955	18,111,334
Suez	850,652	12,851,660
Total France		30,962,994

Ireland - 6.3%
Pentair plc	425,732	27,268,135

China - 4.3%
Guangdong Investment Ltd.	6,724,000	10,402,295
China Everbright International Ltd.	6,309,000	8,068,493
Total China		18,470,788

Japan - 2.7%
Kurita Water Industries Ltd.	258,400	5,893,224
Ebara Corp.	1,110,000	5,709,093
Total Japan		11,602,317

Sweden - 2.4%
Alfa Laval AB	669,689	10,385,923

Netherlands - 2.2%
Aalberts Industries N.V.	224,494	7,513,404
Arcadis N.V.	164,571	2,203,156
Total Netherlands		9,716,560

South Korea - 2.2%
Coway Company Ltd.	126,247	9,443,049

Bermuda - 2.2%
Beijing Enterprises Water Group Ltd.[1]	11,632,000	8,112,820
China Water Affairs Group Ltd.	2,034,000	1,269,160
Total Bermuda		9,381,980

Austria - 2.1%
Andritz AG	182,016	9,273,437

Italy - 1.9%
Hera SpA	1,741,299	4,817,397
Interpump Group SpA	188,013	3,318,980
Total Italy		8,136,377

Brazil - 1.7%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	815,342	7,378,845

Israel - 1.2%
Israel Chemicals Ltd.	1,190,299	5,034,507

Spain - 1.0%
Fomento de Construcciones y Contratas S.A.*,1	416,335	4,350,367

Singapore - 0.2%
SIIC Environment Holdings Ltd.*	2,153,640	948,148

Cayman Islands - 0.1%
Kangda International Environmental Company Ltd.[2]	2,318,000	463,197
Total Common Stocks
(Cost $338,481,879)		431,103,020

SECURITIES LENDING COLLATERAL†,3 - 0.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3279%	2,932,901	2,932,901
Total Securities Lending Collateral
(Cost $2,932,901)		2,932,901
Total Investments - 100.4%
(Cost $341,414,780)		$434,035,921
Other Assets & Liabilities, net - (0.4)%		(1,791,764)
Total Net Assets - 100.0%		$432,244,157

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CGW Guggenheim S&P Global Water Index ETF continued

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $463,197 (cost $1,318,813), or 0.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.
ADR	American Depositary Receipt
plc	Public Limited Company

% of
Portfolio Breakdown	Net Assets
Industrial	51.8%
Utilities	38.2%
Consumer, Non-cyclical	4.0%
Basic Materials	3.5%
Consumer, Cyclical	2.2%
Total Common Stocks	99.7%
Securities Lending Collateral	0.7%
Total Investments	100.4%
Other Assets & Liabilities, net	-0.4%
Net Assets	100.0%

Currency Denomination
% of Common
Currency	Stocks
United States Dollar	45.1%
Pound Sterling	15.6%
Euro	14.5%
Swiss Franc	9.5%
Hong Kong Dollar	6.6%
All other currencies	8.7%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$431,103,020	$—	$—	$431,103,020
Securities Lending
Collateral	2,932,901	—	—	2,932,901
Total	$434,035,921	$—	$—	$434,035,921
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GHII Guggenheim S&P High Income Infrastructure ETF

	Shares	Value
COMMON STOCKS† - 99.4%
Canada - 16.6%
Veresen, Inc.	14,352	$141,327
Gibson Energy, Inc.	7,507	102,302
Inter Pipeline Ltd.	4,128	89,730
Pembina Pipeline Corp.	2,431	73,113
Capital Power Corp.	3,390	54,129
Superior Plus Corp.	5,990	53,643
Northland Power, Inc.	2,492	45,128
TransAlta Renewables, Inc.	3,807	40,854
Westshore Terminals Investment Corp.	2,013	33,999
Just Energy Group, Inc.	3,575	19,673
Total Canada		653,898

United States - 15.6%
Williams Companies, Inc.	7,212	201,503
Kinder Morgan, Inc.	6,210	135,689
Targa Resources Corp.	3,087	134,531
ONEOK, Inc.	1,734	81,307
Pattern Energy Group, Inc.	2,622	62,404
Total United States		615,434

Bermuda - 12.7%
Ship Finance International Ltd.[1]	12,684	191,402
Golar LNG Ltd.	9,015	187,782
Nordic American Tankers Ltd.[1]	11,749	120,545
Total Bermuda		499,729

China - 11.5%
Huaneng Power International, Inc. — Class H	167,581	101,973
Datang International Power Generation Company Ltd. — Class H	366,017	95,789
China Power International Development Ltd.	251,532	95,013
China Resources Power Holdings Company Ltd.	47,413	81,907
Huadian Power International Corporation Ltd. — Class H	180,071	80,555
Total China		455,237

Marshall Islands - 6.6%
DHT Holdings, Inc.	38,828	167,349
Teekay Tankers Ltd. — Class A	35,794	93,422
Total Marshall Islands		260,771

France - 5.6%
Electricite de France S.A.	8,430	107,785
Engie S.A.	4,224	67,227
Gaztransport Et Technigaz S.A.	1,521	46,407
Total France		221,419

Spain - 5.4%
Abertis Infraestructuras S.A.	5,227	80,832
Gas Natural SDG S.A.	2,662	54,864
Enagas S.A.	1,630	47,791
Saeta Yield S.A.	2,950	29,455
Total Spain		212,942

United Kingdom - 4.5%
Atlantica Yield plc	3,831	72,444
SSE plc	2,704	53,263
Centrica plc	17,008	51,813
Total United Kingdom		177,520

Australia - 4.4%
DUET Group	36,338	71,825
AusNet Services	40,658	52,557
Spark Infrastructure Group	25,729	49,115
Total Australia		173,497

New Zealand - 4.0%
Contact Energy Ltd.	14,344	54,114
Mercury NZ Ltd.	22,108	50,845
Infratil Ltd.	12,465	30,567
Genesis Energy Ltd.	12,783	20,774
Total New Zealand		156,300

Portugal - 3.0%
EDP - Energias de Portugal S.A. ADR	20,749	69,443
REN - Redes Energeticas Nacionais SGPS S.A.	16,420	47,859
Total Portugal		117,302

Italy - 2.7%
ERG SpA	5,463	60,844
Snam SpA	8,185	45,307
Total Italy		106,151

Belgium - 2.5%
Euronav N.V.	11,223	97,784

Finland - 1.8%
Fortum Oyj	4,732	72,940

MULT - 1.3%
HK Electric Investments & HK Electric Investments Ltd.[2]	53,550	50,259

Germany - 1.2%
E.ON SE	5,340	49,108
Total Common Stocks
(Cost $3,877,397)		3,920,291

SECURITIES LENDING COLLATERAL†,3 - 8.0%
BNY Mellon Separately Managed Cash Collateral
Account 0.3410%	314,606	314,606
Total Securities Lending Collateral
(Cost $314,606)		314,606
Total Investments - 107.4%
(Cost $4,192,003)		$4,234,897
Other Assets & Liabilities, net - (7.4)%		(292,371)
Total Net Assets - 100.0%		$3,942,526

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GHII Guggenheim S&P High Income Infrastructure ETF continued

†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $50,259 (cost $43,618), or 1.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

% of
Portfolio Breakdown	Net Assets
Utilities	44.5%
Energy	27.7%
Industrial	22.9%
Consumer, Cyclical	2.2%
Consumer, Non-cyclical	2.1%
Total Common Stocks	99.4%
Securities Lending Collateral	8.0%
Total Investments	107.4%
Other Assets & Liabilities, net	-7.4%
Net Assets	100.0%

Currency Denomination
% of Common
Currency	Stocks
United States Dollar	36.9%
Euro	22.4%
Canadian Dollar	16.7%
Hong Kong Dollar	12.9%
Australian Dollar	4.4%
New Zealand Dollar	4.0%
British Pound	2.7%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$3,920,291	$—	$—	$3,920,291
Securities Lending
Collateral	314,606	—	—	314,606
Total	$4,234,897	$—	$—	$4,234,897
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF

	Shares	Value
CLOSED-END FUNDS† - 1.0%
Guggenheim Strategic Opportunities Fund[10]
(Cost $200,092)	10,851	$207,688

	Face
	Amount/Shares	Value
SHORT TERM INVESTMENTS - 13.7%
REPURCHASE AGREEMENTS†† - 5.0%
Jefferies & Company, Inc.
3.62% due 09/12/16[4]
(Cost $1,050,000)	$1,050,000	1,050,000

U.S. TREASURY BILLS†† - 3.3%
United States Treasury Bill
0.00% due 09/22/16[5]
(Cost $699,892)	700,000	699,917

COMMERICAL PAPER†† - 4.3%
General Mills, Inc.
0.46% due 09/06/16[3]	600,000	599,928
Mondelez International, Inc.
0.60% due 09/21/16[3]	300,000	299,868

Total Commercial Paper
(Cost $899,862)		899,796

MONEY MARKET FUND† - 1.1%
Federated U.S. Treasury Cash Reserve Fund
0.19%
(Cost $237,027)	237,027	237,027
Total Short Term Investments
(Cost $2,886,781)		2,886,740

	Face
	Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.0%
Government Agency - 22.3%
Fannie Mae Principal
0.00% due 05/15/29[5,6]	600,000	430,518
Federal Farm Credit Banks
2.99% due 03/29/30	400,000	400,525
3.00% due 04/11/31	400,000	400,442
Federal Home Loan Banks
3.20% due 04/14/36	400,000	400,163
5.50% due 07/15/36	250,000	366,396
2.70% due 09/08/36	210,000	208,819
Fannie Mae
2.70% due 08/08/31	350,000	351,902
0.00% due 01/15/33[5,6]	300,000	189,054
2.13% due 04/24/26	85,000	86,832
Freddie Mac Multifamily Structured Pass Through Certificates
2015-K042, 1.19% due 12/25/24[1]	4,490,207	326,746
2014-K038, 1.34% due 03/25/24[1]	4,484,970	324,022
2014-K036, 0.92% due 10/25/23[1]	6,349,258	287,330
2013-K026, 1.16% due 11/25/22[1]	5,439,301	284,243
2013-K035, 0.57% due 08/25/23[1,12]	8,734,788	212,654
Freddie Mac.
0.00% due 01/02/34[5]	350,000	214,196
0.00% due 12/14/29[5]	150,000	107,047
6.75% due 03/15/31	67,000	104,344
Total Government Agency		4,695,233

Residential Mortgage Backed Securities - 5.8%
LSTAR Securities Investment Trust
2015-1, 2.52% due 01/01/20[1,3]	215,115	212,965
2014-1, 3.59% due 09/01/21[1,3]	189,824	188,163
CSMC Series
2015-12R, 0.99% due 11/30/37[1,3]	250,000	224,628
Washington Mutual Mortgage Pass-Through Certificates
WMALT Series Trust 2006-7, 4.45% due 09/25/36[7]	367,949	210,773
RALI Series Trust
2007-QO2, 0.67% due 02/25/47[1]	366,868	210,289
VOLT XLI LLC
2016-NPL1, 4.25% due 02/26/46[3,7]	176,411	177,911
Total Residential Mortgage Backed Securities		1,224,729

Commercial Mortgage Backed Securities - 2.9%
GS Mortgage Securities Corporation Trust
2016-ICE2, 4.76% due 02/15/33[1,3]	200,000	201,837
FREMF 2013-K29 Mortgage Trust
2013-K29, 0.13% due 05/25/46[3,12]	30,986,063	198,776
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.74% due 01/15/59[1]	1,991,724	197,760
Total Commercial Mortgage Backed Securities		598,373
Total Collateralized Mortgage Obligations
(Cost $6,327,040)		6,518,335

CORPORATE BONDS†† - 24.9%
Financial - 9.1%
Bank of America Corp.
6.50%*,1,2	200,000	218,020
6.30%*,1,2	100,000	109,250
Citigroup, Inc.
5.95%*,1,2	210,000	218,400
AMC East Communities LLC
6.01% due 01/15/53*,3	196,512	215,119
Fort Benning Family Communities LLC
5.81% due 01/15/51[3]	200,000	207,054
Farmers Exchange Capital
7.05% due 07/15/28[3]	165,000	198,446
Synchrony Financial
3.70% due 08/04/26	200,000	198,258
Hospitality Properties Trust
5.25% due 02/15/26	150,000	159,345
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]	150,000	154,125
Pacific Beacon LLC
5.38% due 07/15/26[3]	127,233	143,242
Kennedy-Wilson, Inc.
5.88% due 04/01/24	100,000	101,000
Total Financial		1,922,259

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF continued
	Face
	Amount	Value
CORPORATE BONDS†† - 24.9% (continued)
Consumer, Cyclical - 4.0%
AutoNation, Inc.
4.50% due 10/01/25	$175,000	$185,652
HP Communities LLC
5.78% due 03/15/46[3]	150,000	177,867
Hyatt Hotels Corp.
4.85% due 03/15/26	150,000	166,964
Wyndham Worldwide Corp.
5.10% due 10/01/25	150,000	165,468
Group 1 Automotive, Inc.
5.25% due 12/15/23[3]	150,000	151,875
Total Consumer, Cyclical		847,826

Communications - 3.8%
Discovery Communications LLC
4.90% due 03/11/26	200,000	216,862
Juniper Networks, Inc.
4.35% due 06/15/25	200,000	208,621
T-Mobile USA, Inc.
6.50% due 01/15/26	150,000	164,156
Sprint Communications, Inc.
9.00% due 11/15/18[3]	100,000	110,125
DISH DBS Corp.
5.88% due 11/15/24	100,000	98,625
Total Communications		798,389

Consumer, Non-cyclical - 3.6%
Total System Services, Inc.
4.80% due 04/01/26	200,000	221,057
Perrigo Finance Unlimited Co.
4.38% due 03/15/26	200,000	208,968
WEX, Inc.
4.75% due 02/01/23[3]	165,000	162,525
Vector Group Ltd.
7.75% due 02/15/21	150,000	158,625
Total Consumer, Non-cyclical		751,175

Energy - 2.7%
Sunoco Logistics Partners Operations LP
5.95% due 12/01/25	150,000	172,885
ConocoPhillips
6.50% due 02/01/39	130,000	170,782
EQT Corp.
8.13% due 06/01/19	100,000	113,922
Halliburton Co.
4.85% due 11/15/35	50,000	53,665
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3]	50,000	52,591
Total Energy		563,845

Basic Materials - 1.7%
Yamana Gold, Inc.
4.95% due 07/15/24	180,000	183,470
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[1,2,3]	100,000	114,125
Newcrest Finance Pty Ltd.
4.45% due 11/15/21[3]	50,000	52,534
Total Basic Materials		350,129

Total Corporate Bonds
(Cost $4,888,914)		5,233,623

ASSET BACKED SECURITIES†† - 11.3%
Collateralized Loan Obligations - 8.9%
Oaktree EIF I Series A1 Ltd.
2016-A, 4.35% due 01/20/27[1,3]	250,000	250,541
CIFC Funding 2013-IV Ltd.
2013-4A, 4.08% due 11/27/24[1,3]	250,000	250,249
Oaktree EIF II Series Ltd.
2014-A2, 4.02% due 11/15/25[1,3]	250,000	249,987
Newstar Commercial Loan Funding LLC
2016-1A, 4.37% due 02/25/28[1,3]	250,000	248,831
TICP CLO II Ltd.
2014-2A, 3.70% due 07/20/26[1,3]	250,000	247,564
Northwoods Capital XI Ltd.
2014-11A, 3.43% due 04/15/25[1,3]	250,000	242,522
ACIS CLO Ltd.
2013-1A, 3.63% due 04/18/24[1,3]	250,000	237,810
Venture XIII CLO Ltd.
2013-13A, 0.00% due 06/10/25[3]	250,000	136,744
Total Collateralized Loan Obligations		1,864,248

Transportation - 1.0%
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[3]	210,843	204,518

Collateralized Debt Obligations - 0.7%
Gramercy Real Estate CDO Ltd.
2006-1A, 1.08% due 07/25/41[1,3]	158,907	156,434

Restaurant - 0.7%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	150,000	154,918

Total Asset Backed Securities
(Cost $2,309,586)		2,380,118

MUNICIPAL BONDS†† - 5.9%
California - 2.9%
Los Angeles Community College District General
Obligation Unlimited 6.75% due 08/01/49	130,000	211,831
Los Angeles Department of Water & Power Revenue Bonds
6.57% due 07/01/45	130,000	204,048
State of California General Obligation Unlimited
7.30% due 10/01/39	130,000	201,168
Total California		617,047

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF continued

	Face
	Amount	Value
MUNICIPAL BONDS†† - 5.9% (continued)
New York - 2.0%
Port Authority of New York & New Jersey Revenue Bonds
5.65% due 11/01/40	$155,000	$210,563
Metropolitan Transportation Authority Revenue Bonds
6.69% due 11/15/40	140,000	204,677
Total New York		415,240

Florida - 1.0%
County of Miami-Dade Florida Aviation Revenue Revenue Bonds
3.86% due 10/01/41	200,000	203,258

Total Municipal Bonds
(Cost $1,163,929)		1,235,545

U.S. GOVERNMENT SECURITIES†† - 5.9%
U.S. Treasury Notes
1.50% due 08/15/26[8]	889,000	883,340
U.S. Treasury Bonds
0.00% due 11/15/44[5]	668,000	348,898

Total U.S. Government Securities
(Cost $1,209,028)		1,232,238

SENIOR FLOATING RATE INTERESTS††,1 - 5.1%
Communications - 1.2%
CSC Holdings LLC
5.00% due 10/09/22	149,625	150,779
Acosta, Inc.
4.25% due 09/26/21	99,604	96,823
Total Communications		247,602

Technology - 1.2%
Mitel US Holdings, Inc.
5.50% due 04/29/22	140,490	141,368
Solera LLC
5.75% due 03/03/23	99,750	100,285
Total Technology		241,653

Consumer, Cyclical - 0.9%
Equinox Holdings, Inc.
5.00% due 02/01/20	99,492	99,865
PetSmart, Inc.
4.25% due 03/11/22	99,496	99,638
Total Consumer, Cyclical		199,503

Diversified - 0.7%
Travelport Finance Luxembourg Sarl
5.00% due 09/02/21	148,858	148,963

Consumer, Non-cyclical - 0.6%
Albertsons LLC
4.50% due 08/22/21	128,683	129,182

Industrial - 0.5%
SRS Distribution, Inc.
5.25% due 08/25/22	99,499	100,618
Total Senior Floating Rate Interests
(Cost $1,048,751)		1,067,521

FOREIGN GOVERNMENT BONDS†† - 1.9%
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[1,3]	200,000	215,100
Kenya Government International Bond
6.88% due 06/24/24[3]	200,000	195,260
Total Foreign Government Bonds
(Cost $392,965)		410,360
SECURITIES LENDING COLLATERAL†,9 - 4.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3375%	902,335	902,335
Total Securities Lending Collateral
(Cost $902,335)		902,335
Total Investments - 105.0%
(Cost $21,329,421)		$22,074,503
Other Assets & Liabilities, net - (5.0)%		(1,060,478)
Total Net Assets - 100.0%		$21,014,025

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Variable rate security. Rate indicated is rate effective at August 31, 2016.
2	Perpetual maturity.
3	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $6,634,182 (cost $6,464,372), or 31.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
4	Repurchase agreements — See Note 9.
5	Zero coupon rate security.
6	On September 7, 2008, the issuer was placed in conservatorship by the
Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	All or portion of this security is on loan at August 31, 2016 — See Note 2.
9	Securities lending collateral — See Note 2.
10	Affiliated issuer — See Note 12.
11	Rate indicated is the 7 day yield as of August 31, 2016.
12	Interest only security.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
LLC	Limited Liability Company
LP	Limited Partnership
Pty	Propietary
S.A.	Corporation
See Sector Classification in Supplemental Information section.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF continued

Country Diversification
% of Long-Term
Country	Investments
United States	83.1%
Cayman Islands	10.8%
Peru	1.2%
Other	4.9%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets
Closed-End Funds	$207,688	—		—	$207,688
Short Term
Investments	237,027	2,649,713		—	2,886,740
Collateralized
Mortgage
Obligations	—	6,518,335		—	6,518,335
Corporate Bonds	—	5,233,623		—	5,233,623
Asset Backed Securities	—	2,380,118		—	2,380,118
Municipal Bonds	—	1,235,545		—	1,235,545
U.S. Government
Securities	—	1,232,238		—	1,232,238
Senior Floating
Rate Interests	—	1,067,521		—	1,067,521
Foreign Government
Bonds	—	410,360		—	410,360
Securities Lending
Collateral	902,335	—		—	902,335
Swap Agreements	—	887	*	—	887
Total	$1,347,050	$20,728,340		$—	$22,075,390

*	Represents the unrealized gain/loss at period end.
If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

	Shares	Value
COMMON STOCKS† - 98.8%
Consumer, Non-cyclical - 32.1%
Johnson & Johnson	536	$63,966
Procter & Gamble Co.	678	59,196
Merck & Company, Inc.	841	52,806
Coca-Cola Co.	1,112	48,294
PepsiCo, Inc.	447	47,717
UnitedHealth Group, Inc.	317	43,128
Eli Lilly & Co.	479	37,242
Colgate-Palmolive Co.	479	35,609
Bristol-Myers Squibb Co.	592	33,975
General Mills, Inc.	467	33,073
Tyson Foods, Inc. — Class A	423	31,966
Intuitive Surgical, Inc.*	45	30,889
Kimberly-Clark Corp.	241	30,862
Vertex Pharmaceuticals, Inc.*	326	30,810
Cardinal Health, Inc.	380	30,275
Baxter International, Inc.	646	30,188
Anthem, Inc.	228	28,518
ConAgra Foods, Inc.	600	27,966
Hershey Co.	198	19,778
Laboratory Corporation of America Holdings*	144	19,718
Perrigo Company plc	201	18,289
Verisk Analytics, Inc. — Class A*	218	18,105
Church & Dwight Company, Inc.	181	17,995
Quest Diagnostics, Inc.	199	16,481
Varian Medical Systems, Inc.*	156	14,996
Quanta Services, Inc.*	544	13,997
Pfizer, Inc.	115	4,002
Total Consumer, Non-cyclical		839,841

Financial - 14.8%
U.S. Bancorp	843	37,218
American Tower Corp. — Class A REIT	296	33,561
Boston Properties, Inc. REIT	216	30,268
Welltower, Inc. REIT	390	29,933
Crown Castle International Corp. REIT	315	29,853
Ventas, Inc. REIT	409	29,722
AvalonBay Communities, Inc. REIT	165	28,877
Equity Residential REIT	435	28,218
HCP, Inc. REIT	657	25,840
Willis Towers Watson plc	195	24,182
Digital Realty Trust, Inc. REIT	207	20,512
Federal Realty Investment Trust REIT	100	15,900
Apartment Investment & Management Co. — Class A REIT	304	13,735
People's United Financial, Inc.	832	13,520
Berkshire Hathaway, Inc. — Class B*	84	12,641
JPMorgan Chase & Co.	109	7,358
Wells Fargo & Co.	108	5,486
Total Financial		386,824

Utilities - 11.9%
Southern Co.	626	32,133
Duke Energy Corp.	401	31,944
Dominion Resources, Inc.	427	31,666
Exelon Corp.	858	29,172
Sempra Energy	264	27,622
Consolidated Edison, Inc.	367	27,617
Xcel Energy, Inc.	661	27,339
PPL Corp.	742	25,807
Entergy Corp.	251	19,628
FirstEnergy Corp.	598	19,573
SCANA Corp.	201	14,201
CenterPoint Energy, Inc.	606	13,617
NiSource, Inc.	500	11,970
Total Utilities		312,289

Consumer, Cyclical - 9.6%
Wal-Mart Stores, Inc.	571	40,792
McDonald's Corp.	330	38,168
Costco Wholesale Corp.	224	36,308
O'Reilly Automotive, Inc.*	111	31,074
AutoZone, Inc.*	38	28,188
Dollar Tree, Inc.*	309	25,554
Ulta Salon Cosmetics & Fragrance, Inc.*	88	21,755
LKQ Corp.*	431	15,555
Bed Bath & Beyond, Inc.	288	13,355
Total Consumer, Cyclical		250,749

Communications - 9.0%
AT&T, Inc.	1,486	60,748
Verizon Communications, Inc.	1,043	54,580
eBay, Inc.*	1,209	38,881
Expedia, Inc.	165	18,005
Motorola Solutions, Inc.	224	17,246
Amazon.com, Inc.*	19	14,614
Facebook, Inc. — Class A*	102	12,864
Frontier Communications Corp.	2,471	11,367
Alphabet, Inc. — Class A*	5	3,949
Alphabet, Inc. — Class C*	5	3,835
Total Communications		236,089

Technology - 8.5%
Apple, Inc.	795	84,350
International Business Machines Corp.	290	46,075
Microsoft Corp.	602	34,591
Cerner Corp.*	423	27,300

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	August 31, 2016
OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF continued

	Shares	Value
COMMON STOCKS† - 98.8% (continued)
Technology - 8.5% (continued)
Electronic Arts, Inc.*	192	$15,596
Teradata Corp.*	456	14,469
Total Technology		222,381

Industrial - 7.3%
Lockheed Martin Corp.	143	34,745
Waste Management, Inc.	461	29,476
Waters Corp.*	114	17,933
Republic Services, Inc. — Class A	334	16,874
Rockwell Collins, Inc.	183	15,315
General Electric Co.	468	14,620
CH Robinson Worldwide, Inc.	201	13,953
Expeditors International of Washington, Inc.	261	13,220
PerkinElmer, Inc.	241	12,833
FLIR Systems, Inc.	413	12,733
Stericycle, Inc.*	124	10,662
Total Industrial		192,364

Energy - 4.5%
Kinder Morgan, Inc.	1,656	36,184
ConocoPhillips	746	30,623
Exxon Mobil Corp.	305	26,578
FMC Technologies, Inc.*	467	13,169
Range Resources Corp.	285	10,992
Chevron Corp.	17	1,710
Total Energy		119,256

Basic Materials - 1.1%
Newmont Mining Corp.	746	28,527
Total Common Stocks - 98.8%
(Cost $2,516,528)		2,588,320
Other Assets & Liabilities, net - 1.2%		32,046
Total Net Assets - 100.0%		$2,620,366

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Common
Country	Stocks
United States	98.4%
Ireland	1.6%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$2,588,320	$—	$—	$2,588,320
Total	$2,588,320	$—	$—	$2,588,320
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2016

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ	)	Guggenheim Emerging Markets Real Estate ETF (EMRE )	Guggenheim Solar ETF (TAN )
ASSETS:
Investments, at value — including securities on loan	$23,853,839	$50,329,041		$2,291,001	$319,762,757
Foreign currency, at value	4,541	—		386	—
Cash	147,504	1,863		30,120	327,119
Due from adviser	—	—		—	3,475
Prepaid expenses	—	—		—	2,363
Receivables:
Dividends	10,503	51,966		3,576	530,445
Securities lending income	1,596	12,882		26	725,821
Tax reclaims	—	—		—	9,813
Total assets	24,017,983	50,395,752		2,325,109	321,361,793
LIABILITIES:
Due to custodian	—	—		—	573
Payable for:
Upon return of securities loaned	430,189	5,215,384		—	90,323,450
Management fees	13,675	27,402		1,302	—
Administration fees	—	—		—	3,884
Professional fees	—	—		—	20,523
Intraday valuation fees	—	—		—	12,975
Other liabilities	—	—		—	246,163
Total liabilities	443,864	5,242,786		1,302	90,607,568
NET ASSETS	$23,574,119	$45,152,966		$2,323,807	$230,754,225
NET ASSETS CONSIST OF:
Paid-in capital	$34,342,270	$61,968,147		$2,492,208	$779,319,501
Undistributed (distributions in excess of) net investment income	350,088	419,703		(4,354)	5,669,490
Accumulated net realized loss on investments	(10,379,145)	(17,917,962)		(135,561)	(427,192,626)
Net unrealized appreciation (depreciation) on investments	(739,094)	683,078		(28,486)	(127,042,140)
NET ASSETS	$23,574,119	$45,152,966		$2,323,807	$230,754,225
Shares outstanding ($0.01 par value with unlimited amount authorized)	900,000	1,150,000		100,000	11,048,000
Net asset value	$26.19	$39.26		$23.24	$20.89
Investments in securities, at cost	24,592,932	49,645,967		2,319,502	446,803,625
Foreign currency, at cost	4,541	—		378	—
Securities on loan, at value	614,198	6,721,103		—	98,800,944

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 55

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2016

	Guggenheim S&P Global Water Index ETF (CGW	)	Guggenheim S&P High Income Infrastructure ETF (GHII	)	Guggenheim Total Return Bond ETF (GTO	)	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC	)
ASSETS:
Investments in unaffiliated issuers, at value — including securities on loan	$434,035,921		$4,234,897		$20,816,815		$2,588,320
Investments in affiliated issuers, at value	—		—		207,688		—
Repurchase agreements, at value	—		—		1,050,000		—
Foreign currency, at value	749		—		—		—
Due to broker	—		—		71,084		—
Cash	—		15,111		82,474		27,068
Prepaid expenses	4,052		—		—		—
Receivables:
Dividends	794,124		3,392		—		5,654
Interest	—		—		150,330		—
Tax reclaims	679,486		3,007		—		—
Fund shares sold	119,758		—		—		—
Securities lending income	9,126		2,043		—		—
Total assets	435,643,216		4,258,450		22,378,391		2,621,042
LIABILITIES:
Due from custodian	465		130		—		—
Payable for:
Upon return of securities loaned	2,932,901		314,606		902,335		—
Management fees	178,291		1,188		8,127		676
Investments purchased	53,889		—		452,603		—
Intraday valuation fees	17,573		—		—		—
Professional fees	15,511		—		—		—
Administration fees	8,453		—		—		—
Variation margin on swap agreements	—		—		446		—
Other liabilities	191,976		—		855		—
Total liabilities	3,399,059		315,924		1,364,366		676
NET ASSETS	$432,244,157		$3,942,526		$21,014,025		$2,620,366
NET ASSETS CONSIST OF:
Paid-in capital	$437,748,347		$3,965,672		$20,033,906		$2,556,007
Undistributed net investment income	6,123,003		37,222		72,694		17,541
Accumulated net realized gain (loss) on investments	(104,226,993)		(103,242)		161,456		(24,974)
Net unrealized appreciation on investments	92,599,800		42,874		745,969		71,792
NET ASSETS	$432,244,157		$3,942,526		$21,014,025		$2,620,366
Shares outstanding ($0.01 par value with unlimited amount authorized)	14,280,000		150,000		400,000		100,000
Net asset value	$30.27		$26.28		$52.54		$26.20
Investments in securities of unaffiliated issuers, at cost	341,414,780		4,192,003		21,129,329		2,516,528
Investments in securities of affiliated issuers, at cost	—		—		200,092		—
Foreign currency, at cost	643		—		—		—
Securities on loan, at value	7,141,850		303,807		883,712		—

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF OPERATIONS	August 31, 2016
For the year ended August 31, 2016

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ )	Guggenheim Emerging Markets Real Estate ETF (EMRE )	Guggenheim Solar ETF (TAN )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$675,657	$685,472	$82,160	$3,347,029
Income from securities lending	28,234	106,491	1,340	6,664,781
Less return of capital distributions received	—	—	—	(240,072)
Total investment income	703,891	791,963	83,500	9,771,738
EXPENSES:
Management fees	171,855	337,288	13,805	1,229,187
Licensing fees	—	—	—	343,756
Custodian fees	—	—	—	339,912
Administration fees	—	—	—	64,167
Professional fees	—	—	—	49,032
Printing fees	—	—	—	55,096
Excise tax fees	—	—	—	34,404
Trustees' fees and expenses**	—	—	—	15,616
Intraday valuation fees	—	—	—	13,176
Insurance	—	—	—	6,776
Listing fees	—	—	—	5,000
Other expenses	—	—	—	4,960
Total expenses	171,855	337,288	13,805	2,161,082
Less:
Expenses waived by advisor	—	—	—	(405,821)
Net expenses	171,855	337,288	13,805	1,755,261
Net investment income	532,036	454,675	69,695	8,016,477
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,779,226)	(3,184,427)	(106,017)	(117,759,041)
In-kind transactions	180,827	3,481,588	—	4,196,054
Foreign currency transactions	(1,285)	(956)	(214)	(25,702)
Net realized gain (loss)	(1,599,684)	296,205	(106,231)	(113,588,689)
Net change in unrealized appreciation (depreciation) on:
Investments	3,785,214	14,087,152	364,747	17,978,407
Foreign currency translations	(1)	(9)	165	232
Net change in unrealized appreciation (depreciation)	3,785,213	14,087,143	364,912	17,978,639
Net realized and unrealized gain (loss)	2,185,529	14,383,348	258,681	(95,610,050)
Net increase (decrease) in net assets resulting from operations	$2,717,565	$14,838,023	$328,376	$(87,593,573)
* Foreign taxes withheld	$47,251	$3,084	$6,276	$5,458

** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 57

STATEMENT OF OPERATIONS (continued)	August 31, 2016
For the year ended August 31, 2016

	Guggenheim S&P Global Water Index ETF (CGW )	Guggenheim S&P High Income Infrastructure ETF (GHII )	Guggenheim Total Return Bond ETF (GTO )	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,206,762	$148,969	$—	$20,673
Dividends from securities of affiliated issuers, net of foreign taxes withheld*	—	—	3,952	—
Income from securities lending	257,381	13,054	1,236	—
Interest	—	—	330,482	—
Total investment income	9,464,143	162,023	335,670	20,673
EXPENSES:
Management fees	1,847,094	11,647	55,224	2,433
Licensing fees	158,618	—	—	—
Custodian fees	104,955	—	—	—
Administration fees	88,884	—	—	—
Professional fees	48,783	—	—	—
Printing fees	47,437	—	—	—
Trustees' fees and expenses**	19,266	—	—	—
Intraday valuation fees	15,006	—	—	—
Insurance	8,383	—	—	—
Listing fees	5,000	—	—	—
Other expenses	4,169	—	6	—
Total expenses	2,347,595	11,647	55,230	2,433
Less:
Expenses waived by advisor	(3,540)	—	(1,056)	—
Net expenses	2,344,055	11,647	54,174	2,433
Net investment income	7,120,088	150,376	281,496	18,240
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,956,114)	(113,896)	240,653	(25,930)
In-kind transactions	2,433,245	430,091	—	21,982
Swap agreements	—	—	(67,974)	—
Foreign currency transactions	(246,661)	(2,369)	—	—
Net realized gain (loss)	(769,530)	313,826	172,679	(3,948)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	46,409,383	288,818	737,486	71,792
Investments in affiliated issuers	—	—	7,596	—
Swap agreements	—	—	887	—
Foreign currency translations	(537)	61	—	—
Net change in unrealized appreciation (depreciation)	46,408,846	288,879	745,969	71,792
Net realized and unrealized gain	45,639,316	602,705	918,648	67,844
Net increase in net assets resulting from operations	$52,759,404	$753,081	$1,200,144	$86,084
* Foreign taxes withheld	$685,302	$13,672	$65	$—

** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2016

	Guggenheim China All-Cap ETF (YAO)		Guggenheim China Technology ETF (CQQQ)
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$532,036	$950,504	$454,675	$988,751
Net realized gain (loss) on investments	(1,599,684)	699,266	296,205	6,854,022
Net change in unrealized appreciation (depreciation) on investments	3,785,213	(6,297,764)	14,087,143	(24,750,317)
Net increase (decrease) in net assets resulting from operations	2,717,565	(4,647,994)	14,838,023	(16,907,544)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(960,740)	(1,225,500)	(921,765)	(672,750)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	—	1,611,539	33,478,490
Cost of shares redeemed	(7,490,830)	(19,080,099)	(16,178,367)	(48,172,069)
Net decrease in net assets resulting from shareholder transactions	(7,490,830)	(19,080,099)	(14,566,828)	(14,693,579)
Net decrease in net assets	(5,734,005)	(24,953,593)	(650,570)	(32,273,873)

NET ASSETS:
Beginning of period	29,308,124	54,261,717	45,803,536	78,077,409
End of period	$23,574,119	$29,308,124	$45,152,966	$45,803,536
Undistributed net investment income at end of period	$350,088	$776,183	$419,703	$853,434
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	—	50,000	900,000
Shares redeemed	(300,000)	(700,000)	(450,000)	(1,400,000)
Net decrease in shares	(300,000)	(700,000)	(400,000)	(500,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 59

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim Emerging Markets Real Estate ETF (EMRE)		Guggenheim Solar ETF (TAN)
	Year Ended August 31, 2016	Period from September 29, 2014[a] to August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$69,695	$63,194	$8,016,477	$6,377,311
Net realized gain (loss) on investments	(106,231)	(23,895)	(113,588,689)	19,407,799
Net change in unrealized appreciation (depreciation) on investments	364,912	(393,398)	17,978,639	(153,027,390)
Net increase (decrease) in net assets resulting from operations	328,376	(354,099)	(87,593,573)	(127,242,280)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(60,408)	(82,270)	(4,984,353)	(5,534,720)
Return of capital	(7,792)	—	—	—
Total distributions	(68,200)	(82,270)	(4,984,353)	(5,534,720)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	2,500,000	139,579,996	221,513,539
Cost of shares redeemed	—	—	(82,793,098)	(251,358,632)
Net increase (decrease) in net assets resulting from shareholder transactions	—	2,500,000	56,786,898	(29,845,093)
Net increase (decrease) in net assets	260,176	2,063,631	(35,791,028)	(162,622,093)

NET ASSETS:
Beginning of period	2,063,631	—	266,545,253	429,167,346
End of period	$2,323,807	$2,063,631	$230,754,225	$266,545,253
Undistributed (distributions in excess of) net investment income at end of period	$(4,354)	$(16,519)	$5,669,490	$2,948,189
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	100,000	5,120,000	5,440,000
Shares redeemed	—	—	(3,040,000)	(6,320,000)
Net increase (decrease) in shares	—	100,000	2,080,000	(880,000)
[a] Commencement of operations

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim S&P Global Water Index ETF (CGW)		Guggenheim S&P High Income Infrastructure ETF (GHII)
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Period from February 10, 2015[a] to August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,120,088	$5,979,049	$150,376	$70,569
Net realized gain (loss) on investments	(769,530)	5,081,427	313,826	9,823
Net change in unrealized appreciation (depreciation) on investments	46,408,846	(36,664,653)	288,879	(246,005)
Net increase (decrease) in net assets resulting from operations	52,759,404	(25,604,177)	753,081	(165,613)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,868,264)	(5,956,080)	(136,030)	(43,620)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	45,042,866	36,765,776	3,586,109	3,704,303
Cost of shares redeemed	(6,399,035)	(26,410,686)	(2,548,058)	(1,207,646)
Net increase in net assets resulting from shareholder transactions	38,643,831	10,355,090	1,038,051	2,496,657
Net increase (decrease) in net assets	85,534,971	(21,205,167)	1,655,102	2,287,424

NET ASSETS:
Beginning of period	346,709,186	367,914,353	2,287,424	—
End of period	$432,244,157	$346,709,186	$3,942,526	$2,287,424
Undistributed net investment income at end of period	$6,123,003	$5,114,694	$37,222	$25,245
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,520,000	1,280,000	150,000	150,000
Shares redeemed	(240,000)	(960,000)	(100,000)	(50,000)
Net increase in shares	1,280,000	320,000	50,000	100,000
[a] Commencement of operations

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 61

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim Total Return Bond ETF (GTO)	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC)
	Period from February 10, 2016[a] to August 31, 2016	Period from May 10, 2016[a] to August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$281,496	$18,240
Net realized gain (loss) on investments	172,679	(3,948)
Net change in unrealized appreciation (depreciation) on investments	745,969	71,792
Net increase in net assets resulting from operations	1,200,144	86,084
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(220,025)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	22,624,859	3,793,999
Cost of shares redeemed	(2,590,953)	(1,259,717)
Net increase in net assets resulting from shareholder transactions	20,033,906	2,534,282
Net increase in net assets	21,014,025	2,620,366
NET ASSETS:
Beginning of period	—	—
End of period	$21,014,025	$2,620,366
Undistributed net investment income at end of period	$72,694	$17,541
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	150,000
Shares redeemed	(50,000)	(50,000)
Net increase in shares	400,000	100,000
[a] Commencement of operations

See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS	August 31, 2016
YAO Guggenheim China All-Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Per Share Data:
Net asset value, beginning of period	$24.42	$28.56	$24.63	$21.66	$25.04
Income from investment operations:
Net investment income(a)	0.52	0.53	0.62	0.46	0.52
Net gain (loss) on investments (realized and unrealized)	2.12	(4.02)	3.80	3.07	(3.32)
Total from investment operations	2.64	(3.49)	4.42	3.53	(2.80)
Less distributions from:
Net investment income	(0.87)	(0.65)	(0.49)	(0.56)	(0.58)
Total distributions to shareholders	(0.87)	(0.65)	(0.49)	(0.56)	(0.58)
Net asset value, end of period	$26.19	$24.42	$28.56	$24.63	$21.66
Market value, end of period	$26.23	$24.13	$28.52	$24.49	$21.76
Total Return(b)
Net asset value	10.99%	-12.51%	18.05%	16.25%	-11.17%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$23,574	$29,308	$54,262	$46,804	$49,822
Ratio to average net assets of:
Net investment income	2.17%	1.84%	2.35%	1.92%	2.25%
Total expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Net expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	26%	17%	12%	16%	12%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 63

FINANCIAL HIGHLIGHTS continued	August 31, 2016
CQQQ Guggenheim China Technology ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Per Share Data:
Net asset value, beginning of period	$29.55	$38.09	$29.55	$20.03	$25.44
Income from investment operations:
Net investment income(a)	0.32	0.46	0.43	0.28	0.54
Net gain (loss) on investments (realized and unrealized)	10.03	(8.65)	8.39	9.67	(5.38)
Total from investment operations	10.35	(8.19)	8.82	9.95	(4.84)
Less distributions from:
Net investment income	(0.64)	(0.35)	(0.28)	(0.43)	(0.57)
Total distributions to shareholders	(0.64)	(0.35)	(0.28)	(0.43)	(0.57)
Net asset value, end of period	$39.26	$29.55	$38.09	$29.55	$20.03
Market value, end of period	$39.08	$29.31	$37.88	$29.59	$19.96
Total Return(b)
Net asset value	35.19%	-21.62%	29.89%	50.39%	-19.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$45,153	$45,804	$78,077	$22,164	$17,029
Ratio to average net assets of:
Net investment income	0.94%	1.20%	1.22%	1.16%	2.38%
Total expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Net expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	48%	32%	39%	26%	43%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
64 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
EMRE Guggenheim Emerging Markets Real Estate ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Per Share Data:
Net asset value, beginning of period	$20.64	$24.99
Income from investment operations:
Net investment income(b)	0.70	0.63
Net gain (loss) on investments (realized and unrealized)	2.58	(4.16)
Total from investment operations	3.28	(3.53)
Less distributions from:
Net investment income	(0.60)	(0.82)
Return of capital	(0.08)	—
Total distributions to shareholders	(0.68)	(0.82)
Net asset value, end of period	$23.24	$20.64
Market value, end of period	$23.09	$20.73
Total Return(c)
Net asset value	16.24%	-14.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,324	$2,064
Ratio to average net assets of:
Net investment income	3.28%	2.76%
Total expenses	0.65%	0.65%
Net expenses	0.65%	0.65%
Portfolio turnover rate(d)	18%	25%

(a)	Since commencement of operations: September 29, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 65

FINANCIAL HIGHLIGHTS continued	August 31, 2016
TAN Guggenheim Solar ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Per Share Data*:
Net asset value, beginning of period	$29.72	$43.58	$27.23	$16.74	$54.90
Income from investment operations:
Net investment income(a)	0.80	0.72	0.52	0.56	1.84
Net gain (loss) on investments (realized and unrealized)	(9.14)	(13.94)	16.28	11.35	(37.89)
Total from investment operations	(8.34)	(13.22)	16.80	11.91	(36.05)
Less distributions from:
Net investment income	(0.49)	(0.64)	(0.45)	(1.42)	(2.11)
Total distributions to shareholders	(0.49)	(0.64)	(0.45)	(1.42)	(2.11)
Net asset value, end of period	$20.89	$29.72	$43.58	$27.23	$16.74
Market value, end of period	$20.91	$29.57	$43.39	$27.16	$16.71
Total Return(b)
Net asset value	-28.59%	-30.51%	62.06%	77.60%	-66.93%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$230,754	$266,545	$429,167	$170,150	$42,992
Ratio to average net assets of:
Net investment income	3.26%	1.83%	1.28%	2.71%	7.07%
Total expenses	0.88%	0.73%	0.76%	0.86%	1.01%
Net expenses	0.71%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	53%	51%	47%	68%	49%

*	Reflects 1 for 10 reverse stock split that occurred February 15, 2012.
(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
66 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
CGW Guggenheim S&P Global Water Index ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Per Share Data:
Net asset value, beginning of period	$26.67	$29.02	$23.90	$21.05	$20.06
Income from investment operations:
Net investment income(a)	0.54	0.48	0.51	0.49	0.44
Net gain (loss) on investments (realized and unrealized)	3.51	(2.33)	5.03	2.81	0.96
Total from investment operations	4.05	(1.85)	5.54	3.30	1.40
Less distributions from:
Net investment income	(0.45)	(0.50)	(0.42)	(0.45)	(0.41)
Total distributions to shareholders	(0.45)	(0.50)	(0.42)	(0.45)	(0.41)
Net asset value, end of period	$30.27	$26.67	$29.02	$23.90	$21.05
Market value, end of period	$30.32	$26.64	$29.08	$23.88	$20.98
Total Return(b)
Net asset value	15.40%	-6.47%	23.27%	15.85%	7.23%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$432,244	$346,709	$367,914	$253,369	$199,547
Ratio to average net assets of:
Net investment income	1.93%	1.69%	1.83%	2.13%	2.22%
Total expenses	0.64%	0.64%	0.65%	0.71%	0.76%
Net expenses	0.64%	0.64%	0.65%	0.70%	0.70%
Portfolio turnover rate(c)	6%	9%	7%	21%	31%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 67

FINANCIAL HIGHLIGHTS continued	August 31, 2016
GHII Guggenheim S&P High Income Infrastructure ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Per Share Data:
Net asset value, beginning of period	$22.87	$25.05
Income from investment operations:
Net investment income(b)	1.34	0.71
Net gain (loss) on investments (realized and unrealized)	3.34	(2.45)
Total from investment operations	4.68	(1.74)
Less distributions from:
Net investment income	(1.27)	(0.44)
Total distributions to shareholders	(1.27)	(0.44)
Net asset value, end of period	$26.28	$22.87
Market value, end of period	$26.48	$22.56
Total Return(c)
Net asset value	21.35%	-7.02%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,943	$2,287
Ratio to average net assets of:
Net investment income	5.82%	5.13%
Total expenses	0.45%	0.45%
Net expenses	0.45%	0.45%
Portfolio turnover rate(d)	61%	13%

(a)	Since commencement of operations: February 11, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
68 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
GTO Guggenheim Total Return Bond ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$49.97
Income from investment operations:
Net investment income(b)	0.72
Net gain on investments (realized and unrealized)	2.42
Total from investment operations	3.14
Less distributions from:
Net investment income	(0.57)
Total distributions to shareholders	(0.57)
Net asset value, end of period	$52.54
Market value, end of period	$52.60
Total Return(c)
Net asset value	6.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$21,014
Ratio to average net assets of:
Net investment income	2.56%
Total expenses	0.50%
Net expenses	0.49%
Portfolio turnover rate(d)	131%

(a)	Since commencement of operations: February 10, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 69

FINANCIAL HIGHLIGHTS continued	August 31, 2016
OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$25.14
Income from investment operations:
Net investment income(b)	0.18
Net gain on investments (realized and unrealized)	0.88
Total from investment operations	1.06
Net asset value, end of period	$26.20
Market value, end of period	$26.14
Total Return(c)
Net asset value	4.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,620
Ratio to average net assets of:
Net investment income	2.25%
Total expenses	0.30%
Net expenses	0.30%
Portfolio turnover rate(d)	21%

(a)	Since commencement of operations: May 10, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
70 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	August 31, 2016
Note 1 – Organization:
 Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.
The following eight portfolios have an annual reporting period ended on August 31, 2016:

Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Emerging Markets Real Estate ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Total Return Bond ETF
Guggenheim U.S. Large Cap Optimized Volatility ETF
Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Emerging Markets	AlphaShares Emerging Markets
Real Estate ETF	Real Estate Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index
Guggenheim S&P High Income Infrastructure ETF	S&P High Income Infrastructure Index
Guggenheim U.S. Large Cap Optimized Volatility ETF	Guggenheim U.S. Large Cap Optimized Volatility Index
Guggenheim Total Return Bond ETF is an actively managed ETF and therefore does not track an index.
Note 2 – Accounting Policies:
 The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Funds. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
 The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sale price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange traded funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 71

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee, Guggenheim Funds Investment Advisors, LLC and Guggenheim Partners Investment Management, LLC (for Guggenheim Total Return Bond ETF) ("GFIA", "GPIM" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
 Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
 Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statement of Operations.
(d) Foreign Taxes
 The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds' Statements of Assets and Liabilities.

72 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
(e) Distributions
 The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim China All-Cap ETF	Annual
Guggenheim China Technology ETF	Annual
Guggenheim Emerging Markets Real Estate ETF	Quarterly
Guggenheim Solar ETF	Annual
Guggenheim S&P Global Water Index ETF	Annual
Guggenheim S&P High Income Infrastructure ETF	Quarterly
Guggenheim Total Return Bond ETF	Monthly
Guggenheim U.S. Large Cap Optimized Volatility ETF	Annual
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
 Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of
	Securities	Cash	Non-Cash	Total
Fund	Loaned	Collateral	Collateral	Collateral
Guggenheim China
All-Cap ETF	$614,198	$430,189	$234,996	$665,185
Guggenheim China
Technology ETF	6,721,103	5,215,384	1,841,867	7,057,251
Guggenheim Emerging
Markets Real
Estate ETF	—	—	—	—
Guggenheim Solar ETF	98,800,944	90,323,450	12,680,331	103,003,781
Guggenheim S&P
Global Water
Index ETF	7,141,850	2,932,901	4,655,102	7,588,003
Guggenheim S&P
High Income
Infrastructure ETF	303,807	314,606	—	314,606
Guggenheim Total
Return Bond Fund ETF	883,712	902,335	—	902,335
Guggenheim U.S. Large Cap
Optimized Volatility ETF	—	—	—	—
(g) Indemnifications
 Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement and Other Agreements:
 Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, GFIA or GPIM, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

	Investment
Fund	Advisor	Rate
Guggenheim Solar ETF	GFIA	0.50%
Guggenheim S&P Global Water Index ETF	GFIA	0.50%
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
basis at the annual rate set forth below based on each Fund's average daily net assets:

	Investment
Fund	Advisor	Rate
Guggenheim China All-Cap ETF	GFIA	0.70%
Guggenheim China Technology ETF	GFIA	0.70%
Guggenheim Emerging Markets Real Estate ETF	GFIA	0.65%
Guggenheim S&P High Income Infrastructure ETF	GFIA	0.45%
Guggenheim Total Return Bond ETF	GPIM	0.50%
Guggenheim U.S. Large Cap Optimized Volatility ETF	GFIA	0.30%
Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
On October 4, 2016, Rydex Fund Services, LLC ("RFS") was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changes its name to MUFG Investor Services (US), LLC ("MUIS"). The change has no impact on the financial statements of the Funds.
MUIS provides fund administration services to the Funds. As compensation for these services, MUIS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the year ended August 31, 2016, the following Funds recognized Fund Administration expenses as follows:

Fund	Fund Administration Expense
Guggenheim Solar ETF	$64,167
Guggenheim S&P Global Water Index ETF	88,884
Due to their unitary management fee structure, Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Emerging Markets Real Estate ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF and Guggenheim U.S. Large Cap Optimized Volatility ETF do not pay a separate Fund Administration fee.
The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding 0.65% of average net assets per year, at least until December 31, 2018.
For the year ended August 31, 2016, the Investment Adviser waived Advisory Fees as follows:

Fund	Advisory Fees Waived
Guggenheim Solar ETF	$405,821
Guggenheim S&P Global Water Index ETF	3,540
Guggenheim Total Return Bond ETF	1,056
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a periodic basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
 The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Emerging Markets Real Estate ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor's Financial Services LLC,
a division of McGraw-Hill Financial
Guggenheim S&P High Income Infrastructure ETF	S&P Dow Jones Index Group
Guggenheim U.S. Large Cap Optimized Volatility ETF	Accretive Asset Management, LLC
The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.
Accretive Asset Management, LLC is affiliated with the Investment Adviser and Guggenheim Funds Distributors, LLC ("Distributor").
Note 4 – Fair Value Measurement:
 In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

74 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
 The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.
As of August 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

Fund	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) on Investments
Guggenheim China All-Cap ETF	$24,728,307	$4,126,182	$(5,000,650)	$(874,468)
Guggenheim China Technology ETF	51,775,845	9,148,664	(10,595,468)	(1,446,804)
Guggenheim Emerging Markets Real Estate ETF	2,333,549	284,249	(326,797)	(42,548)
Guggenheim Solar ETF	472,822,315	—	(153,059,558)	(153,059,558)
Guggenheim S&P Global Water Index ETF	345,917,271	113,498,915	(25,380,265)	88,118,650
Guggenheim S&P High Income Infrastructure ETF	4,303,445	187,873	(256,421)	(68,548)
Guggenheim Total Return Bond ETF	21,343,128	754,740	(23,365)	731,375
Guggenheim U.S. Large Cap Optimized Volatility ETF	2,522,707	115,589	(49,976)	65,613
Tax components of accumulated earnings (deficit) as of August 31, 2016, were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation	Capital Loss Carryforward

Fund			)
Guggenheim China All-Cap ETF	$371,596	$—	$(874,469)	$(10,265,278)
Guggenheim China Technology ETF	773,914	—	(1,446,800)	(16,142,295)
Guggenheim Emerging Markets Real Estate ETF	—	—	(42,533)	(125,868)
Guggenheim Solar ETF	5,669,490	—	(153,060,830)	(401,173,936)
Guggenheim S&P Global Water Index ETF	6,123,003	—	88,097,309	(99,724,502)
Guggenheim S&P High Income Infrastructure ETF	45,422	—	(68,568)	—
Guggenheim Total Return Bond ETF	247,857	—	732,262	—
Guggenheim U.S. Large Cap Optimized Volatility ETF	17,541	—	65,613	(18,795)
Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Distributions to Shareholders:
 The tax character of distributions paid during the year ended August 31, 2016, was as follows:

		Distributions
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim China All-Cap ETF	$960,740	$—	$—	$960,740
Guggenheim China Technology ETF	921,765	—	—	921,765
Guggenheim Emerging Markets Real Estate ETF	60,408	—	7,792	68,200
Guggenheim Solar ETF	4,984,353	—	—	4,984,353
Guggenheim S&P Global Water Index ETF	5,868,264	—	—	5,868,264
Guggenheim S&P High Income Infrastructure ETF	136,030	—	—	136,030
Guggenheim Total Return Bond ETF	220,025	—	—	220,025
Guggenheim U.S. Large Cap Optimized Volatility ETF	—	—	—	—
The tax character of distributions paid during the year ended August 31, 2015, was as follows:

Fund	Distributions paid from ordinary income
Guggenheim China All-Cap ETF	$1,225,500
Guggenheim China Technology ETF	672,750
Guggenheim Emerging Markets Real Estate ETF	82,270
Guggenheim Solar ETF	5,534,720
Guggenheim S&P Global Water Index ETF	5,956,080
Guggenheim S&P High Income Infrastructure ETF	43,620
As of August 31, 2016, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, foreign currency transactions, redemption in-kind transactions, disposition of passive foreign investment company stocks, wash sales from redemption in-kind transactions and return of capital distributions. Net investment income, net realized gains and net assets were not affected by these changes.

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income	Gain/(Loss )
Guggenheim China All-Cap ETF	$148,907	$2,609	$(151,516)
Guggenheim China Technology ETF	3,672,499	33,359	(3,705,858)
Guggenheim Emerging Markets Real Estate ETF	—	2,878	(2,878)
Guggenheim Solar ETF	226,090	(310,823)	84,733
Guggenheim S&P Global Water Index ETF	2,093,776	(243,515)	(1,850,261)
Guggenheim S&P High Income Infrastructure ETF	398,648	(2,369)	(396,279)
Guggenheim Total Return Bond ETF	—	11,223	(11,223)
Guggenheim U.S. Large Cap Optimized Volatility ETF	21,725	(699)	(21,026)

76 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of August 31, 2016, capital loss carryforwards for the Funds were as follows:

				Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim China All-Cap ETF	$—	$(29,627)	$(853,049)	$(1,515,767)	$(7,866,835)	$(10,265,278)
Guggenheim China Technology ETF	—	—	(188,097)	(6,946,816)	(9,007,382)	(16,142,295)
Guggenheim Emerging Markets Real Estate ETF	—	—	—	(51,308)	(74,560)	(125,868)
Guggenheim Solar ETF	(6,030,482)	(118,836,026)	(21,764,929)	(71,187,262)	(183,355,237)	(401,173,936)
Guggenheim S&P Global Water Index ETF	(31,879,617)	(38,476,281)	(16,548,141)	(1,163,511)	(11,656,952)	(99,724,502)
Guggenheim S&P High Income Infrastructure ETF	—	—	—	—	—	—
Guggenheim Total Return Bond ETF	—	—	—	—	—	—
Guggenheim U.S. Large Cap Optimized Volatility ETF	—	—	—	(18,795)	—	(18,795)
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
For the year ended August 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim S&P Global Water Index ETF	$30,357
Guggenheim S&P High Income Infrastructure ETF	20,789
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 6 – Investments in Securities:
 For the year ended August 31, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim China All-Cap ETF	$6,431,066	$7,071,125
Guggenheim China Technology ETF	22,887,628	23,418,157
Guggenheim Emerging Markets Real
Estate ETF	377,267	409,176
Guggenheim Solar ETF	129,452,602	129,410,726
Guggenheim S&P Global Water Index ETF	25,660,884	22,483,850
Guggenheim S&P High Income
Infrastructure ETF	1,641,269	2,496,180
Guggenheim Total Return Bond ETF	38,583,312	21,184,299
Guggenheim U.S. Large Cap Optimized
Volatility ETF	551,135	564,746

For the year ended August 31, 2016, in-kind transactions were as follows:

Fund	Purchases	Sales
Guggenheim China All-Cap ETF	$1,590	$7,405,604
Guggenheim China Technology ETF	1,613,707	16,101,725
Guggenheim Solar ETF	139,090,700	79,021,159
Guggenheim S&P Global Water Index ETF	43,710,902	6,204,977
Guggenheim S&P High Income
Infrastructure ETF	3,565,377	1,675,394
Guggenheim U.S. Large Cap Optimized
Volatility ETF	3,789,678	1,255,591
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 77

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
the current market price to minimize trading costs, where permissible. For the year ended August31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

			Realized
	Purchases	Sales	Gain (Loss	)
Guggenheim Total Return Bond	$349,210	$183,938	$13,214
Note 7 – Capital:
 Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
 The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Repurchase Agreements:
 Each of the Funds may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations.
The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund's right to control the collateral could be affected and result in certain costs and delays. In addition the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.
As of August 31, 2016, the repurchase agreements held in Guggenheim Total Return Bond ETF in the joint account were as follows:

Counterparty
and Terms of		Repurchase
Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Jefferies &	$1,050,000	$1,051,267	Neuberger	$2,524,750	$2,019,800
Company, Inc.			Berman CLO
3.62%, due			Ltd., 8.79%,
09/12/2016			07/15/2027
	$1,050,000				$2,019,800
Note 10 – Derivatives:
 Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.
The Guggenheim Total Return Bond ETF may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Duration – the use of an instrument to manage the interest rate risk of a portfolio.
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

78 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
As of August 31, 2016, the Fund had swaps with a total notional value of $2,150,000 outstanding. As of August 31, 2016, details of the swap agreements outstanding held in Guggenheim Total Return Bond ETF, were as follows:

						Unrealized
		Termination	Notional		Receive	Appreciation
Broker	Exchange	Date	Amount ($000)	Fixed Rate	Floating Rate	(Depreciation	)
Merrill Lynch	CME	08/10/2023	$500	1.336%	3 Month LIBOR	$(512)
Merrill Lynch	CME	09/02/2025	$1,650	1.409%	3 Month LIBOR	1,399
						$887
Summary of Derivatives Information
 The following table presents the types of derivatives in the Guggenheim Total Return Bond ETF by location as presented on the Statement of Assets Liabilities as of August 31, 2016.

	Statement of Assets and Liabilities
	Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives			Liability Derivatives
	Statement of Assets and	Fair Value		Statement of Assets and	Fair Value
Primary Risk Exposure	Liabilities Location			Liabilities Location
Interest Rate Risk	Variation margin on	$1,399	*	Variation margin on	$512	*
	swap agreements			swap agreements
Total		$1,399			$512

*	Includes cumulative appreciation (depreciation) of swap agreements as reported in Note 11. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended August 31, 2016.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Net Realized Gain (Loss) on Derivatives
	Swap
Primary Risk Exposure	Agreements	Total
Interest Rate Risk	$(67,974)	$(67,974)
Total	$(67,974)	$(67,974)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Swap
Primary Risk Exposure	Agreements	Total
Interest Rate Risk	$887	$887
Total	$887	$887
Note 11 – Affiliated Transactions:
 The Guggenheim Total Return Bond Fund ETF had the following transactions with affiliated funds during the year ended August 31, 2016.

					For the Period Ended
		Share Activity			August 31, 2016
						Dividends and
	Balance			Balance		Capital Gains
Security Name	8/31/2015	Purchases	Sales	8/31/2016	Value	Distributions Received
Guggenheim Strategic Opportunities Fund	—	10,851	—	10,851	$207,688	$3,952
					$207,688	$3,952
Affiliated funds accounted for $0 of the net realized loss on investments and $7,596 of the change in net unrealized depreciation on investments during the period.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 79

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Note 12 – Subsequent Event:
 The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.
In August 2016, the Board of Trustees of Claymore Exchange-Traded Fund Trust 2 approved the closing and subsequent liquidation of the Guggenheim Emerging Markets Real Estate ETF. The last day of trading occurred on September 20, 2016 with a liquidating distribution in the amount of $23.10 per share paid to shareholders on September 26, 2016.

80 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2016
The Board of Trustees and Shareholders of Claymore Exchange-Traded Fund Trust 2
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Emerging Markets Real Estate ETF, Guggenheim Solar ETF, Guggenheim S&P Global Water Index ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF, and Guggenheim U.S. Large Cap Optimized Volatility ETF (eight of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of August 31, 2016, and the related statements of operations, changes in net assets, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eight portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at August 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
 October 31, 2016

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 81

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2016
Federal Income Tax Information
 In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.
Guggenheim China All-Cap ETF intends to designate $40,016 of foreign tax withholding on foreign source income of $692,355.
Guggenheim China Technology ETF intends to designate $3,084 of foreign tax withholding on foreign source income of $635,006.
Guggenheim Emerging Market Real Estate ETF intends to designate $4,886 of foreign tax withholding on foreign source income of $88,317.
Guggenheim S&P Global Water Index ETF intends to designate $677,685 of foreign tax withholding on foreign source income of $7,585,549.
Guggenheim S&P High Income Infrastructure ETF intends to designate $7,169 of foreign tax withholding on foreign source income of $96,109.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

	Dividend	Qualified
Fund	received deduction	dividend income
Guggenheim China All-Cap ETF	0.00%	68.99%
Guggenheim China Technology ETF	0.00%	17.59%
Guggenheim Emerging Markets Real Estate ETF	0.00%	48.65%
Guggenheim Solar ETF	5.08%	9.31%
Guggenheim S&P Global Water Index ETF	26.16%	99.77%
Guggenheim S&P High Income Infrastructure ETF	20.07%	77.69%
Guggenheim Total Return Bond ETF	0.84%	0.00%
Guggenheim U.S. Large Cap Optimized Volatility ETF	0.00%	0.00%
Guggenheim Total Return Bond ETF had 47.53% of its distributions qualify as interest related dividends as permitted by IRC Section 871(k)(1).
Sector Classification
 Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund's registration statement, the Funds have investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classify industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Bloomberg Barclays Global Classification Scheme.

82 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2016
Trustees
 The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling (800) 345-7999.
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97
Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013- present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

 Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.
Officers
 The Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

 Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

 Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

 Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

 Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

 Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

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Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

 Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

 Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

 Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

 Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

 Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004- 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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Claymore Exchange-Traded Fund Trust 2 (the "Trust") was organized as a Delaware statutory trust on June 8, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a "Fund" and collectively, the "Funds"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), a subsidiary of Guggenheim Funds Services, LLC ("GFS"), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm ("Guggenheim Partners"), serves as each Fund's investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the "Advisory Agreement"). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as "Guggenheim." "Guggenheim Investments" refers to the investment management business of Guggenheim Partners and includes GFIA, Guggenheim Partners Investment Management, LLC ("GPIM") and Security Investors, LLC.) Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as the "Trustees"), GFIA is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.
Following an initial two-year term, the Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not "interested person[s]," as defined by the 1940 Act, of the Trust (the "Independent Trustees") casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the "April Meeting") and on May 17, 2016 (the "May Meeting"), the Contracts Review Committee of the Board (the "Committee"), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees ("Independent Legal Counsel"). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees' legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.
In connection with the contract review process, FUSE Research Network LLC ("FUSE"), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds' relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE decided to adjust a peer group after considering additional information and management's perspective about peer group constituent funds.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Committee Chair, the Board Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the "Contract Review Materials").
The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term as to the Funds listed in Appendix A.
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim's resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim's report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser.
The Committee also considered the Adviser's attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust's Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim's Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM, an affiliate of the Adviser, and remedial steps taken in response by Guggenheim to enhance its

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organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM's compliance program and the consultant's conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee's evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser's administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.
The Committee also noted the distinctive nature of the Funds, as exchange-traded funds ("ETFs"), each of which generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered the Adviser's monitoring of the ETFs' participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other Guggenheim Funds.
With respect to Guggenheim's resources and the Adviser's ability to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC ("GPIMH"). Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.
The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee's knowledge of how the Adviser performs its duties through Board meetings, discussions, and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year and since inception periods as of December 31, 2015, as applicable.
In this regard, the Committee noted Guggenheim's statement that it monitors tracking error regularly for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim's disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim's explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing related issues and currency conversion sources. In the course of its review of tracking error data, the Committee considered management's views and explanation of tracking error and tracking error trends for the Funds. The Committee also noted Guggenheim's statement that it utilizes tracking error among other evaluation criteria to help measure its effectiveness in managing index-based funds and that tracking error is a relative measure impacted by a number of factors, including those noted above.
The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser's oversight of the applicable index. In this connection, the Committee noted Guggenheim's statement that although such performance is typically outside of the Adviser's control given a Fund's objective to track the index, management monitors investment performance to ensure it continues to provide clients with consistent exposures and remains competitive relative to other similar ETFs.
In further considering the tracking error data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim Canadian Energy Income ETF (ENY): The Fund exhibited tracking error of 1.53% for the one-year period ended December 31, 2015. The Committee considered that the Fund has a focused exposure to the Canadian energy sector and that the Adviser identified several factors that impact the Fund's ability to track its index. In this connection, the Adviser stated that the local market holiday schedule affects the US-based Fund versus the underlying Canadian securities, noting that there are at least two days when the US market is open while the Canadian market is closed or vice versa. In addition, the Adviser cited the volatility in the energy sector experienced in 2015, heightening the effect of the holiday schedule. The Committee took into account the Adviser's conclusion that given the

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aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim China All-Cap ETF (YAO), Guggenheim China Real Estate ETF (TAO), Guggenheim China Small Cap ETF (HAO) and Guggenheim China Technology ETF (CQQQ): YAO, TAO, HAO and CQQQ exhibited tracking error of 1.77%, 1.47%, 4.16% and 5.38%, respectively, for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that tracking error for the year with respect to each Fund was driven largely by trading halts in Hong Kong, and the Adviser's proactive approach to estimating fair value for halted securities compared with that of the index provider's approach of maintaining halted securities at the last sale price. The Committee also noted that the Adviser identified other challenges associated with each Fund's ability to track its respective index, resulting in a relatively high level of tracking error, including time zone differences and, in addition to trading halts, other difficulties in pricing each Fund's securities, which are foreign securities or proxies for foreign securities that are less liquid. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error as to each Fund to be reasonable.
Guggenheim Emerging Markets Real Estate ETF (EMRE): The Fund exhibited tracking error of 2.37% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that tracking error for the year was driven largely by a combination of trading halts and the Fund's relatively small size. The Committee also noted that the Adviser identified other challenges associated with the Fund's ability to track its index, including that the Fund has a very narrow investment focus and many of the specific characteristics of the markets in which the Fund invests impacts its ability to track the underlying securities of its index, including time zones, market holidays and liquidity of specific countries. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Frontier Markets ETF (FRN): The Fund exhibited tracking error of 2.34% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that enhancements to the Fund's index became effective in April 2015, providing for increased local market exposure and a reduction in country concentration. The Committee also noted that frontier markets are often less liquid and can often be difficult to access and track. In this regard, the Committee considered that the Adviser has been unable to secure local access in Vietnam, which has contributed a significant portion of the Fund's tracking error. Additionally, the Fund has accrued for certain country tax withholdings which also impaired the Fund's ability to efficiently track its index. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Shipping ETF (SEA): The Fund exhibited tracking error of 1.05% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that the Fund's ability to track the index was impacted primarily by two factors: (1) a halt of the Fund's second largest holding; and (2) a special dividend on another security which resulted in an unusual withholding. The Adviser asserted that these factors increased tracking error relative to the Fund's historical levels. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Solar ETF (TAN): The Fund exhibited tracking error of 7.86% in 2015. The Committee considered the Adviser's statement that the Fund's tracking error is attributable largely to two factors: (1) impacts associated with securities lending; and (2) tracking error associated with a halted security that made up a significant portion of the Fund's index. The Committee noted that the Adviser fair valued the halted security and executed trades off the exchange to eliminate the exposure. The Committee took into account the Adviser's conclusion that the Adviser considers the level of tracking error to be reasonable.
After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim's efforts and explanation for the tracking error data presented in the FUSE reports.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund's contractual advisory fee and total net expense ratio to the applicable peer group.
The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds' 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that, for most of the Funds, the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund's investment objective and the uniqueness of the Fund's underlying index.
In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim China Technology ETF (CQQQ): The Fund is subject to a unitary fee which, while ranking in the fourth quartile (100th percentile) relative to the peer group contractual advisory fee, is equal to the peer

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group median total net expense ratio. The Committee also noted that the Fund's peer group contains only two other funds.
Guggenheim Shipping ETF (SEA): The Fund is subject to a unitary fee which ranks in the fourth quartile (86th percentile) as to both its peer group contractual advisory fee and total net expense ratio. The Committee considered the Adviser's statement that the Fund's exposure is exclusively to global shipping companies, while its peer group consists of competitors that are more broadly focused on domestic transportation or industrials. As a result, the Adviser believes that the Fund is unique relative to its peers and is priced accordingly.
Guggenheim Timber ETF (CUT): The contractual advisory fee and total net expense ratio are in the fourth quartile (100th percentile as to each) of its peer group. The Committee noted that the Fund's peer group contains only one other fund. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments' profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments' approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for serving as administrator and thus, provides Guggenheim with additional revenue for those Funds without a unitary fee structure. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim's profitability from providing such services. The Committee also noted Guggenheim's statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser's statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm's various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee's request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim's view as to how such investments benefit the Funds.
The Committee was of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself. The Committee also noted that, as to the Funds not subject to a unitary fee each such Fund is subject to an expense limitation agreement, which results in a lower effective advisory fee. The Committee also considered Guggenheim's statement that it will continue to monitor the ETF fee landscape and recommend changes to remain competitive.
The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.
Overall Conclusions
 Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

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APPENDIX A

Claymore Exchange-Traded Fund Trust 2
•	Guggenheim Canadian Energy Income ETF (ENY)
•	Guggenheim China All-Cap ETF (YAO)
•	Guggenheim China Real Estate ETF (TAO)
•	Guggenheim China Small Cap ETF (HAO)
•	Guggenheim China Technology ETF (CQQQ)
•	Guggenheim Emerging Markets Real Estate ETF (EMRE)
•	Guggenheim Frontier Markets ETF (FRN)
•	Guggenheim International Multi-Asset Income ETF (HGI)
•	Guggenheim Shipping ETF (SEA)
•	Guggenheim Solar ETF (TAN)
•	Guggenheim Timber ETF (CUT)
•	Guggenheim S&P Global Water Index ETF (CGW)
•	Guggenheim S&P High Income Infrastructure ETF (GHII)

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TRUST INFORMATION	August 31, 2016

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Adviser
(for Guggenheim Total
Return Bond ETF)
Guggenheim Partners
Investment
Management, LLC
Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
MUFG Investor
Services (US), LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

*
Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
 The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
 • If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvestments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 91

ABOUT THE TRUST ADVISER
Guggenheim Funds Investment Advisors, LLC
 Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") manages the investment and reinvestment of certain Funds' assets and administers the affairs of such Funds to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in total assets as of December 31, 2015. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Guggenheim Partners Investment Management, LLC
 Guggenheim Partners Investment Management, LLC ("GPIM") is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Portfolio Management
 The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim Emerging Markets Real Estate ETF, Guggenheim S&P High Income Infrastructure ETF and Guggenheim S&P Global Water Index ETF's portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor's degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analysis designation.
The portfolio managers who are currently responsible for the day-to-day management of the Guggenheim Total Return Bond ETF are B. Scott Minerd, Anne Walsh, CFA, James Michal, and Steve Brown, CFA. Each portfolio manager has managed the Fund's portfolio since its inception. Mr. Minerd is the Global Chief Investment Officer of Guggenheim Investments and joined Guggenheim Investments in 1998. Mr. Minerd is a member of the Portfolio Construction Group and guides the investment strategies of the sector portfolio managers. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Ms. Walsh is a Senior Managing Director and Assistant Chief Investment Officer of Guggenheim Investments and joined the firm in 2007. Ms. Walsh is head of the Portfolio Construction Group where she oversees more than $60 billion in fixed-income investments including Agencies, Credit, Municipals, Residential Mortgage Backed Securities, Commercial Mortgage Backed Securities and Asset Backed Securities across several Guggenheim affiliates. Ms. Walsh received her BSBA and MBA from Auburn University and her J.D. from the University of Miami School of Law. Mr. Michal is a Senior Managing Director and Portfolio Manager at Guggenheim Investments and joined the firm in 2008. Mr. Michal is dedicated to portfolio management for Guggenheim Investments' Total Return mandates. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University. Mr. Brown is a Managing Director and Portfolio Manager at Guggenheim Investments and joined the firm in 2010. Mr. Brown is a part of the Portfolio Management team for Guggenheim Investments' Active Fixed-Income and Total Return mandates. Mr. Brown earned a BS in Finance from Indiana University's Kelley School of Business.
Claymore Exchange-Traded Fund Trust 2 Overview
 The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company complex consisting of 15 separate exchange-traded "funds" as of September 30, 2016. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.
This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
 (10/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-AR-0816

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)            (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,371 and $54,396 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $71,945 and $58,370 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2:                    Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):
Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services

o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

Section V.B.3:                    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $71,945 and $58,370 for the fiscal years ending August 31, 2016, and August 31, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust 2
By:         /s/ Donald C. Cacciapaglia
Name:    Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:      November 10, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Donald C. Cacciapaglia
Name:     Donald C. Cacciapaglia
Title:       President and Chief Executive Officer
Date:       November 10, 2016
By:           /s/ John L. Sullivan
Name:      John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:        November 10, 2016